Project Legacy
November 2011
Fairness Analysis
The information contained herein is of a confidential nature and is intended for the exclusive use of the persons or firm to whom it is furnished by us.
Reproduction, publication, or dissemination of portions hereof may not be made without prior approval of Duff & Phelps, LLC.
Exhibit 99.47

2 Duff & Phelps - CONFIDENTIAL
Duff & Phelps Disclaimer
• The following pages contain material that was provided by Duff & Phelps, LLC (“Duff & Phelps”) to the Company (as herein defined) to consider the Proposed Transaction, as herein defined.
• The accompanying material was compiled on a confidential basis for the sole use of the Company and not with a view toward public disclosure.
• The information utilized in preparing this document was obtained from the Company and public sources. Any estimates and projections contained herein involve numerous and significant subjective determinations, which may or may not prove to be correct.  No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future.  Duff & Phelps did not attempt to independently verify such information.
• Because this material was prepared for use in the context of an oral presentation to the Company, who is familiar with the business and affairs of
Malkin, Duff & Phelps does not take any responsibility for the accuracy or completeness of any of the material if used by persons other than the
Company.
• These materials are not intended to represent an opinion but rather to serve as discussion materials for the Company to review and as a basis upon which Duff & Phelps may render opinions.
• Our analysis did not take into account (i) any potential incremental value attributable to the portfolio of assets taken as a whole after giving effect to the Proposed Transaction; and (ii) the effects of variations in aggregate values attributed to the portfolio assets after giving effect to the Proposed
Transaction on relative values of such portfolio assets.
• This analysis should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice.
• Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

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Table of Contents
1. Introduction and Background
2. Valuation Analysis of the Properties
3. Valuation Analysis of Malkin Holdings LLC
4. Valuation Analysis of Malkin Construction Corp.
5. Valuation Analysis of Malkin Properties
Appendix
1. Assumptions, Qualifications and Limiting Conditions
2. Property Value Allocation Waterfalls
3. Detailed Exchange Value Summary
– 112-122 West 34
th
Street
– 1333 Broadway
– 1350 Broadway
– 1400 Broadway
– 501 Seventh Avenue
– 1359 Broadway
– One Grand Central Place
– Empire State Building
– 250 West 57th Street
– 10 Bank Street
– 500 Mamaroneck Ave
– 383 Main Ave
– 100, 200 & 300 First Stamford Place
– 10 Union Square
– Metro Center
– 103-107 Main Street
– 66-99 Main Street
– 77 West 55th Street
– 170 East 8th Street
– B.B.S.F., L.L.C.

Introduction and Background 1.

5 Duff & Phelps - CONFIDENTIAL
Introduction and Background
The Engagement
• Malkin Holdings LLC (the “Company”) has engaged Duff & Phelps, LLC (“Duff & Phelps”) to serve as independent financial advisor to the Company and on its behalf to each of the Partnerships (as herein defined) and to provide an opinion (the “Opinion”) to the Company, its officers, managers and members and each of the Partnerships as of the date hereof as to the fairness, from a financial point of view, to each of the Partnerships and the holders of membership interests or partnership interests, holders of participation and subparticipation interests in the membership interests held by the agents, and partners, members and shareholders of entities which directly or indirectly hold interests in the Partnerships (the “Investors”), of the allocation of Consideration (as herein defined) (i) among the Partnerships, Malkin Properties, L.L.C., Malkin Properties of New York, L.L.C.,
Malkin Properties of Connecticut, Inc. and Malkin Construction Corp. (collectively, the “Management Companies”) and the Company, and (ii) to the
Investors in the contemplated transaction described below (the “Proposed Transaction”) (without giving effect to any impact of the Proposed
Transaction on any particular Investor other than in its capacity as an Investor in the Partnerships).
The Proposed Transaction
• The Proposed Transaction involves the consolidation of certain office and retail properties in Manhattan and the New York City metropolitan area owned by the Partnerships (the “Properties”) into the operating partnership whose general partner is Empire Realty Trust, Inc., (the “REIT”)
conditioned, among other things, upon the closing of the initial public offering (the “IPO”) of the REIT’s Class A common stock. After the series of transactions in which the assets of the Partnerships will be consolidated into the REIT, the REIT will own, through direct and indirect subsidiaries, the assets of the Partnerships, and the assets of the Company and the Management Companies, that provide asset management and property management, leasing services, and construction services to the Partnerships and certain other parties.
• The REIT will issue to each of the participants in certain of the Partnerships (other than certain affiliates of the Company) which are public reporting entities (the “Public LLCs”) either, at each participant’s option, (i) a specified number of shares of common stock that the REIT expects to be listed on the New York Stock Exchange or (ii) cash, to the extent available, subject to a cap, as described herein (the “Public LLC Consideration”).  The
REIT will issue to each of the participants in certain of the Partnerships which are private entities, affiliates of the Company which are participants in the Public LLCs and owners of the Company (the “Private Entities”, and together with the Public LLCs, the “Partnerships”) and the equity holders of the Management Companies, a specified number of limited partnership interests in the operating partnership of the REIT or, at each participant’s option, cash, to the extent available, subject to a cap, or shares of Class A or Class B common stock in the REIT (the “Private Entity Consideration”
and together with the Public LLC Consideration, the “Consideration”).
• We understand that the Company does not know which of the Private Entities or the Public LLCs will approve the Proposed Transaction, and assuming the receipt of all necessary approvals, whether the REIT will acquire all of the properties from the Private Entities and the Public LLCs, or the exact composition of the REIT’s properties.
• Duff & Phelps has prepared the valuation of the Properties, the Partnerships, the Company, and the Management Companies as of July 1, 2011
(the “Valuation Date”) and assumes (i) no responsibility for changes in market conditions and (ii) no obligation to revise its analysis to reflect any such changes which occurred subsequent to July 1, 2011.

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Introduction and Background
Scope of Analysis
• In connection with our analysis, Duff & Phelps has made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.
• Reviewed the following documents:
– A draft of the consent solicitation in substantially the form intended to be sent to participants in the private entities;
– Draft of the private consent solicitation (the “Private Solicitation” and together with the S-4, the “Solicitations”) in substantially the form intended to be provided to the participants in the Private Entities;
– Unaudited segment and pro forma financial information for the Partnerships, the Company, and the Management Companies for the years ended December 31, 2010 and 2011 and for the six months ended June 30, 2011, in each case, provided to us by management of the
Company;
– Historical operating and financial information including property-level financial data relating to the business, financial condition and results of operations of the Partnerships, the Properties, the Company, and the Management Companies, in each case, provided to us by management of the Company;
– Other internal documents relating to the history, current operations, current budgets, and probable future outlook of the Partnerships, the
Properties, the Company, and the Management Companies, including financial projections of the Company, and the Management Companies, in each case provided to us by management of the Company, and financial projections of the Partnerships and the Properties, which financial projections were (i) presented by Duff & Phelps based on the Information (as herein defined) provided by management of the Company and analysis performed by Duff & Phelps, and (ii) reviewed and approved by management of the Company;
– A letter dated November [ ], 2011 from the management of the Company which made certain representations as to historical financial statements, financial projections and the underlying assumptions for the Properties, the Partnerships, the Company, and the Management
Companies, the allocation of fee simple value among certain entities which are ground lessees or operating lessees, and the equity interest allocation worksheets for the Partnerships;
– Other documents and information related to the Properties and prepared by management of the Company, including: floor plans, re-
measurement projections, stacking plans, present market rental package including market rents and concessions, rent rolls, lease abstracts, property tax cards, capital expenditure projections, stabilization estimates for the Properties, and Argus files and operating expense estimates
(collectively, the “Information”);
– Organizational and related documents of the Partnerships; and
– The schedule setting forth the allocation of Consideration among participants within each Partnership (the “Allocation Schedule”) provided to us by management of the Company.

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Introduction and Background
Scope of Analysis (Continued)
• Discussed the information referred to on the prior page and the background, other elements of the Proposed Transaction, conditions in property markets, conditions in the market for sales or acquisitions of properties similar to the Properties, current and projected operations and performance, financial condition, and future prospects of the Properties, the Company, and the Management Companies with the management of the Company, and professionals from Pearson Partners, Inc. and CBRE Group, Inc., both as representatives of a significant investor in certain partnerships;
• Reviewed the historical trading price and trading volume of the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;
• With respect to the Company and the Management Companies, performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, and an analysis of selected public companies that Duff & Phelps deemed relevant;
• With respect to the Properties and the Partnerships, conducted independent valuations using generally accepted valuation and analytical techniques that Duff & Phelps deemed relevant;
• Performed site visits for each of the Properties, with the exception of the properties located in Westport, CT at 66-69 Main Street and 103-107
Main Street; and
• Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

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Introduction and Background
Overall Portfolio Summary
Notes:
[1] Net rentable square feet based on the square footage input into the Argus models provided by client.
[2] Occupancy percentage for all properties is based on rent roll occupancy as of the Valuation Date.
[3] Year 1 Net Operating Income ("NOI") is the period beginning July 1, 2011 and ending June 30, 2012.
[4] Net operating income includes third party ground rent payments as operating expense.
[5] Net operating income is for the property as a whole and does not reflect intra-party or third party ground lease payments.
[6] NOI is inclusive of 1010 Third Avenue.  Both properties are part of "East West Manhattan Retail".
[7] 1010 Third Avenue and 77 West 55th Street have been separated in the summary. Collectively  these properties are "East West Manhattan Retail".
[8] Size listed is gross buildable area.
Property Summary
Property Year Built
Net Rentable
Square Feet

Occupancy

Year 1 NOI

112-122 West 34th Street
5
1955 769,392 87.7% $13,106,877
1333 Broadway 1915 356,513 78.8% 6,994,702
1350 Broadway
4
1929 385,489 75.6% 10,158,338
1400 Broadway
4
1938 867,480 81.1% 16,060,959
501 Seventh Avenue
5
1923 450,751 86.9% 8,490,025
1359 Broadway 1924 460,567 94.7% 11,904,381
One Grand Central Place
5
1930 1,297,450 81.5% 29,674,485
Empire State Building
5
1931 2,932,002 69.2% 76,873,782
250 West 57th Street
5
1921 535,648 81.8% 12,342,640
10 Bank Street 1989 221,179 84.5% 3,087,738
500 Mamaroneck Ave 1987 304,980 93.8% 3,882,039
383 Main Ave 1985 276,310 84.8% 3,285,049
100, 200 & 300 First Stamford Place 1986 793,083 89.7% 18,362,068
10 Union Square 1987 57,977 100.0% 2,732,789
Metro Center 1987 290,978 100.0% 9,839,019
103-107 Main Street 1900 4,330 100.0% 347,376
66-99 Main Street 1922 17,282 40.1% 910,838
77 West 55th Street
6, 7
1962 24,102 100.0% 3,425,987
1010 Third Avenue
7
1962 42,118 100.0% N/A
170 East 87th Street 1993 56,250 100.0% 2,053,822
Stamford, CT Land
8
N/A 325,000 N/A N/A

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Introduction and Background
Summary Property / Company Values
Valuation Summary
Property / Company Valuation Range
Concluded
Value
Discount
Rate
112-122 West 34th Street $365,000,000 $403,000,000 $384,100,000 8.75%
1333 Broadway 180,000,000 - 198,000,000 189,000,000 8.75%
1350 Broadway 177,000,000 - 195,000,000 186,000,000 8.75%
1400 Broadway 314,000,000 - 348,000,000 331,000,000 8.75%
501 Seventh Avenue 151,000,000 - 167,000,000 159,000,000 8.75%
1359 Broadway 182,000,000 - 202,000,000 192,000,000 8.75%
One Grand Central Place 652,000,000 - 722,000,000 687,000,000 7.25%
Empire State Building 2,394,000,000 - 2,646,000,000 2,520,000,000 7.25%
250 West 57th Street 300,000,000 - 332,000,000 316,000,000 7.50%
10 Bank Street 43,000,000 - 47,000,000 45,000,000 9.00%
500 Mamaroneck Ave 42,000,000 - 46,000,000 44,000,000 9.25%
383 Main Ave 38,000,000 - 42,000,000 40,000,000 9.25%
100, 200 & 300 First Stamford Place 244,000,000 - 270,000,000 258,000,000 8.75%
10 Union Square 47,000,000 - 51,000,000 49,000,000 7.00%
Metro Center 131,000,000 - 145,000,000 138,000,000 8.50%
103-107 Main Street 4,800,000 - 5,300,000 5,000,000 7.50%
66-99 Main Street 24,000,000 - 26,000,000 25,000,000 7.50%
77 West 55th Street 53,000,000 - 59,000,000 56,000,000 7.00%
170 East 8th Street 30,000,000 - 34,000,000 32,000,000 7.00%
B.B.S.F., L.L.C. 14,000,000 - 15,000,000 14,600,000
Malkin Holdings, LLC (Ex Overrides) 4,000,000 - 5,000,000 4,500,000
Malkin Properties 4,000,000 - 4,550,000 4,250,000
Malkin Construction Corp. 5,325,000 - 6,250,000 5,775,000
Total Value $5,399,125,000 - $5,969,100,000 $5,685,225,000

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Introduction and Background
Summary of Partnership Exchange Values
• The following table indicates the exchange value, which is the value to be allocated to Investors and override holders in each of the
Partnerships.
Exchange Value Summary
Property / Company Entity Exchange Value Range
Concluded
Exchange
Value
As % of
Total REIT
112-122 West 34th Street 112 West 34th Street Company L.L.C. $134,114,899 - $153,114,899 $143,664,899 3.2%
112 West 34th Street Associates L.L.C. 140,568,283 - 159,568,283 150,118,283 3.3%
274,683,182 - 312,683,182 293,783,182 6.5%
1333 Broadway 1333 Broadway Associates L.L.C. 127,432,404 - 145,432,404 136,432,404 3.0%
1350 Broadway 1350 Broadway Associates L.L.C. 136,057,081 - 154,057,081 145,057,081 3.2%
1400 Broadway 1400 Broadway Associates L.L.C. 240,903,429 - 274,903,429 257,903,429 5.7%
501 Seventh Avenue Seventh & 37th Building Associates L.L.C. 52,063,072 - 60,063,072 56,063,072 1.2%
501 Seventh Avenue Associates L.L.C. 48,625,499 - 56,625,499 52,625,499 1.2%
100,688,572 - 116,688,572 108,688,572 2.4%
1359 Broadway Marlboro Building Associates L.L.C. 132,870,166 - 152,870,166 142,870,166 3.1%
One Grand Central Place 60 East 42nd St. Associates L.L.C. 285,507,222 - 320,507,222 303,007,222 6.7%
Lincoln Building Associates L.L.C. 269,421,306 - 304,421,306 286,921,306 6.3%
554,928,528 - 624,928,528 589,928,528 13.0%
Empire State Building Empire State Building Co L.L.C. 1,126,775,581 - 1,252,775,581 1,189,775,581 26.2%
Empire State Building Associates L.L.C. 1,146,442,285 - 1,272,442,285 1,209,442,285 26.7%
2,273,217,867 - 2,525,217,867 2,399,217,867 52.9%
250 West 57th Street 250 West 57th Street Associates L.L.C. 134,086,267 - 150,086,267 142,086,267 3.1%
Fisk Building Associates L.L.C. 123,287,437 - 139,287,437 131,287,437 2.9%
257,373,704 - 289,373,704 273,373,704 6.0%
10 Bank Street 1185 Bank L.L.C. 8,063,663 - 12,063,663 10,063,663 0.2%
500 Mamaroneck Ave Malkin 500 Mamaroneck Avenue L.P. 3,986,141 - 7,986,141 5,986,141 0.1%

11 Duff & Phelps - CONFIDENTIAL
Introduction and Background
Summary of Partnership Exchange Values (continued)
Exchange Value Summary
Property / Company Entity Exchange Value Range
Concluded
Exchange
Value
As % of
Total REIT
383 Main Ave Fairfield Merritview SPE L.L.C. $6,232,647 - $10,232,647 $8,232,647 0.2%
100, 200 & 300 First Stamford Place First Stamford Place SPE L.L.C. 0 - 9,349,716 4,832,916 0.1%
Fairfax First Stamford SPE L.L.C. 0 - 7,953,736 4,212,136 0.1%
Merrifield First Stamford SPE L.L.C. 0 - 7,953,736 4,212,136 0.1%
0 - 25,257,187 13,257,187 0.3%
10 Union Square New York Union Square Retail L.P. 25,098,031 - 29,098,031 27,098,031 0.6%
Metro Center One Station Place, Limited Partnership 29,970,060 - 43,970,060 36,970,060 0.8%
103-107 Main Street Westport Main Street Retail L.L.C. 4,725,541 - 5,225,541 4,925,541 0.1%
66-99 Main Street Malkin Co-Investor Capital L.P. 14,375,300 - 16,375,300 15,375,300 0.3%
77 West 55th Street Malkin East West Retail Portfolio L.P. 23,582,583 - 29,582,583 26,582,583 0.6%
170 East 8th Street 1185 Gotham L.L.C. 9,953,171 - 13,953,171 11,953,171 0.3%
B.B.S.F., L.L.C. 14,000,000 - 15,000,000 14,600,000 0.3%
Malkin Holdings, LLC (Ex Overrides) 5,396,278 - 6,396,278 5,896,278 0.1%
Malkin Properties 4,000,000 - 4,550,000 4,250,000 0.1%
Malkin Construction Corp. 5,325,000 - 6,250,000 5,775,000 0.1%
Total Exchange Value $4,252,863,347 - $4,822,095,534 $4,538,220,534 100.0%

Valuation Analysis 2.

13 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Methodology
• Duff & Phelps valuation and fairness analysis comprised the following steps:
– Determine the value of each of the Properties using generally accepted valuation methodologies as described herein.
– Allocate such values to each of the Partnerships that have an interest (fee-simple, leased fee, leasehold) related the Properties to determine the exchange value of such Partnerships.
– Allocate the Partnership exchange values to the Investors and override holders of each Partnership based on the equity allocation waterfalls provided by management of the Company to determine the exchange value of each Investor or override holder’s interest.
• Based on the Investor exchange values, the Company determined the allocation of Class A common stock, Class B common stock, operating partnership units or cash consideration among the Partnerships, the Company, and the Management Companies, as well as to the Investors.  Duff
& Phelps then considered these allocations in its fairness analysis.

14 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
• Duff & Phelps considered the cost approach, sales comparison approach, and Income Approach, as defined herein, to value the
Properties.  Each approach assumes valuation of the property at the property’s highest and best use.  From the indications of these analyses, Duff & Phelps rendered an opinion of value based upon expert judgment within the context of the appraisal process.
Income Approach
• The income capitalization approach (“Income Approach”) simulates the reasoning of an investor who views the cash flows that would result from the anticipated revenue and expense on a property throughout its lifetime.  The NOI developed in our analysis is the balance of potential income remaining after vacancy and collection loss, and operating expenses.  This net income is then capitalized at an appropriate rate to derive an estimate of value or discounted by an appropriate yield rate over a typical projection period in a discounted cash flow analysis.  Thus, two key steps are involved:  (1) estimating the net income applicable to the subject and (2) choosing appropriate capitalization rates and discount rates.
• The discounted cash flow (“DCF”) analysis focuses on the operating cash flows expected from the property and the anticipated proceeds of a hypothetical sale at the end of an assumed holding period. These amounts are then discounted to their present value.  The discounted present values of the income stream and the reversion are added to obtain a value indication.
• We relied primarily on the DCF method to determine the market value of the operating Properties.  We relied on the sales comparison approach to value the Stamford, CT land. However, we corroborated our results through an analysis of the implied capitalization rate for each property.  We analyzed the implied capitalization rate based on the value determined by the DCF and the first several years of projected NOI.
• The income approach was relied upon in determining the market value of the Properties. This is the approach utilized by typical investors and other market participants in the local market of the Properties, and was therefore determined to be the most reliable indicator of market value.
Application of Income Approach
• In applying the discounted cash flow technique, we estimated the operating results over a hypothetical 10-year holding period and assumed the Properties would be sold at the end of the final year for a price calculated by capitalizing the following year's projected NOI.
• We averaged the 11  , 12   and 13   years to account for any inconsistencies in cash flow. We then discounted the cash flows at a rate reflective of market conditions, bearing in mind the investment characteristics of the Properties.
• Lastly, we selected a terminal capitalization rate reflective of anticipated market conditions, the likely future condition of the Properties, and the uncertainty associated with estimates of future income and value.
th
th
th

15 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Cost Approach
• The cost approach considers the cost to replace the existing improvements, less accrued depreciation, plus the market value of the land.  The cost approach is based on the understanding that market participants relate value to cost.  The value of the property is derived by adding the estimated value of the land to the current cost of constructing a reproduction or replacement for the improvements and then subtracting the amount of depreciation in the structure from all causes.  Profit for coordination by the entrepreneur is included in the value indication.
• The cost approach was omitted from our analysis, as it is not an approach typically utilized by investors in the local market of the Properties.
Additionally, a number of the Properties are unique and historic buildings. The reproduction of the improvements would not be possible in many cases, and a replacement of the improvements would not necessarily constitute an adequate substitute, given their unique and historic nature.
Sales Comparison Approach
• To value the Stamford, CT land, we relied on the sales comparison approach. The sales comparison approach estimates value based on what other purchasers and sellers in the market have agreed to as price for comparable properties.  This approach is based upon the principle of substitution, which states that the limits of prices, rents, and rates tend to be set by the prevailing prices, rents, and rates of equally desirable substitutes.  In conducting the sales comparison approach, we gather data on reasonably substitutable properties and make adjustments for transactional and property characteristics.  The resulting adjusted prices lead to an estimate of the price one might expect to realize upon sale of the property.
• The sales comparison approach was considered but omitted from our analysis (with the exception of the Stamford, CT land), as the income approach was deemed to be a more reliable indicator of market value, as it is the typical approach utilized by investors in the local market of the
Properties.  Sales comparables were used to corroborate our value conclusions arrived at using the income approach.

16 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
• The analysis detailed previously considers the in-place ground leases at the Properties.  As noted, we determined the leased fee values (assuming they are not subject to any in-place ground leases) for all properties before allocating the value to the various interests.  In order to value the
Properties, we analyzed the following assumptions in our use of the income approach.
Market Rent
• In estimating the market rental rates, we surveyed competitive properties in the neighborhood of the Properties, in addition to analyzing the recently signed leases at the Properties and conversations with owner’s management to provide an indication of market rent.  We also utilized third party databases including CoStar, Loopnet, and Real Capital Analytics, in addition to third-party market reports from various brokerage houses (i.e.
CBRE, Cushman Wakefield, Colliers, NAI, etc.) to provide an indication of market rent.
Market Rent Growth
• Market rent growth was determined primarily through conversations with local market participants, taking into consideration how investors in the market of the Properties are modeling market rent growth.  Market rent growth is primarily a function of location, quality, and property type.  The projected market rent growth for the New York City properties is 0.0 percent growth in year 1, 5.0 percent growth in years 2-4, and 3.0 percent growth thereafter.  The projected market rent growth for the suburban properties is 0.0 percent growth in year 1, and 3.0 percent growth thereafter.
Vacancy and Collection Loss
• We held conversations with management and local market participants to estimate downtime, renewal probability and stabilized occupancy, which were different for each Property.  The downtime, renewal probability, and stabilized occupancies are primarily a function of location, quality, and use (i.e. office vs. retail).

17 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Operating Expense Analysis
• Current and historical expenses constitute a guide for estimating future expenses.  Depreciation reserves, mortgage charges, income tax, corporation tax and capital additions were not included among the projected annual expenses the Income Approach.
• In estimating the individual expense categories for the Properties, we looked at historical expenses from 2007 to 2010, year-to-date expenses as of
June 30, 2011, as well as management's budget for 2011. We also held discussions with management regarding their expense budget.
Additionally we spoke to other market participants to aid in properly estimating projected expenses. We placed primary reliance on management’s
2011 budget, and considered historical performance as applicable, while corroborating our expense estimates with estimates from the Building
Owners and Managers Association (“BOMA”) and through conversations with local market participants.
Capital Expenditures
• We were provided specific 10 year capital expenditure projections for each property by management. These 10 year projections were the basis for the capital expenditure projections utilized in our analysis.
Cash Flow Forecast
• In applying the DCF methodology, we estimated the operating results over a hypothetical holding period. We assumed the property would be sold at the end of the final year for a price calculated by capitalizing the projected following year's net income. We averaged the 11 , 12 and 13 years to account for any inconsistencies in cash flow. We then discounted the cash flows at a rate reflective of market conditions as July 1, 2011, bearing in mind the investment characteristics of the Properties. We selected a terminal capitalization rate reflective of anticipated market conditions, the likely future condition of the Properties, and the uncertainty associated with estimates of future income and value.
th
th th

18 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Discount Rate
• A discount rate is an interest rate used to convert future payments or receipts into present value.  The discount rate may or may not be the same as the internal rate of return (“IRR”) or yield rate depending on how it is extracted from the market and/or used in the analysis.
• We considered conversations with investors and local market participants (institutional investors, publically listed real estate companies/REITs, and other privately held real estate companies), as well as third-party surveys in determining the discount rate.  The discount rates were determined on a property by property basis.  The discount rates utilized in our analysis are primarily function of property type, location, quality, projected NOI growth during the holding period, projected capital expenditures during the holding period, and current occupancy.
Terminal Capitalization Rate
• The terminal capitalization rates were determined on a property by property basis. The terminal capitalization rates utilized in our analysis are primarily a function of property type, location, quality, projected NOI growth during the holding period, projected capital expenditures during the holding period, and current occupancy.

19 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Notes:
[1] Rents noted are not contractual in-place rents, but are market rent estimates as of the July 1, 2011.
[2] Market rents noted at the office properties do not include any of the retail portions and are solely for the office space.
[3] Market rent omits "storage" space for all properties.
[5] Lease terms are inclusive of any rent abatements.
[6] Market rent, tenant improvements, and abatements are inclusive of "pre-built" space.
[7] Market rent, tenant improvements, and abatements are inclusive of "courtyard" space.
[8] Assumes 100% renewal probability for parking garages.
[9] Market rent inclusive of Loew's Theatre space.
[10] Market rent, tenant improvements, and abatements are inclusive of "interior" and "showroom" office space.
[4] Leasing commission amounts noted above are approximated based on a sliding scale.  The following percentages are leasing commissions based on annual lease amount for new leases, with renewal commissions being half of these amounts:
       10 Year Term: Year 1: 6.25%, Year 2-3: 5.00%, Year 4-5: 3.75%, Year 6-10: 3.13% (39.38%)
         5 Year Term: Year 1: 6.25%, Year 2-3: 5.00%, Year 4-5: 3.75% (23.75%)
Property Summary
Building
Renewal
Probability Market Rent (PSF)
1, 2, 3
Tenant Improvements PSF
(New/Renewal)
External Leasing Commissions %
(New/Renewal)

Rent Abatements
(New/Renewal)
months Reimbursements Term (Yrs)

112-122 West 34th Street
6, 10 70.00% $36.00 - $44.00 $10.00-$50.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
1333 Broadway
6
70.00% $42.00 - $45.00 $10.00-$50.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
1350 Broadway
6
70.00% $42.00 - $47.00 $10.00-$50.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
1400 Broadway 70.00% $43.00 - $47.00 $20.00-$50.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
501 Seventh Avenue 70.00% $41.00 - $42.00 $20.00-$50.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 2 - 3 Net; with Base Stop 5.00 - 10.00
1359 Broadway
6
70.00% $40.00 - $46.00 $10.00-$50.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
One Grand Central Place
6
70.00% $42.00 - $54.00 $10.00-$55.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 4 / 1 - 2 Net; with Base Stop 5.00 - 10.00
Empire State Building

70.00% $45.00 - $55.00 $10.00-$55.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 9 / 1 - 4 Net; with Base Stop 5.00 - 15.00
250 West 57th Street
6, 7
70.00% $35.00 - $50.00 $10.00-$45.00/$0.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 1 - 3 Net; with Base Stop 5.00 - 10.00
10 Bank Street 70.00% $32.00 - $33.00 $30.00-$40.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 0 - 0 Net; with Base Stop 5.25 - 10.50

20 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Notes:
[1] Rents noted are not contractual in-place rents, but are market rent estimates as of the July 1, 2011.
[2] Market rents noted at the office properties do not include any of the retail portions and are solely for the office space.
[3] Market rent omits "storage" space for all properties.
[5] Lease terms are inclusive of any rent abatements.
[6] Market rent, tenant improvements, and abatements are inclusive of "pre-built" space.
[7] Market rent, tenant improvements, and abatements are inclusive of "courtyard" space.
[8] Assumes 100% renewal probability for parking garages.
[9] Market rent inclusive of Loew's Theatre space.
[10] Market rent, tenant improvements, and abatements are inclusive of "interior" and "showroom" office space.
[4] Leasing commission amounts noted above are approximated based on a sliding scale.  The following percentages are leasing commissions based on annual lease amount for new leases, with renewal commissions being half of these amounts:
       10 Year Term: Year 1: 6.25%, Year 2-3: 5.00%, Year 4-5: 3.75%, Year 6-10: 3.13% (39.38%)
         5 Year Term: Year 1: 6.25%, Year 2-3: 5.00%, Year 4-5: 3.75% (23.75%)
500 Mamaroneck Ave 70.00% $25.00 - $27.00 $20.00-$40.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 0 - 0 Net; with Base Stop 5.25 - 10.50
383 Main Ave 70.00% $25.00 - $26.00 $20.00-$40.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 4 - 6 / 0 - 0 Net; with Base Stop 5.33 - 10.50
100, 200 & 300 First Stamford Place 70.00% $40.00 - $42.00 $30.00-$40.00/$10.00-$20.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 0 - 0 Net; with Base Stop 5.25 - 10.50
10 Union Square 70.00% $35.00 - $260.00 $5.00-$10.00/$0.00 39.38% / 19.69% 4 - 6 / 0 Net; with Base Stop 10.00
Metro Center 70.00% $49.00 - $51.00 $10.00-$20.00/$5.00-$10.00 23.75%-39.38% / 11.88%-19.69% 2 - 4 / 0 - 0 Net; with Base Stop 5.17 - 10.33
103-107 Main Street 70.00% $100.00 $5.00/$0.00 23.75% / 11.88% 3 / 0 Net 5.00
66-99 Main Street 70.00% $95.00 - $100.00 $5.00/$0.00 23.75%-39.38% / 11.88%-19.69% 3 - 6 / 0 Net 5.00 - 10.00
77 West 55th Street
8
70.00% $32.00 - $275.00 $0.00-$10.00/$0.00 39.38% / 19.69% 4-5/ 0 Net; with Base Stop 10.00
1010 Third Avenue

70.00% $58.00 - $90.00 $0.00-$10.00/$0.00 39.38% / 19.69% 4/ 0 Net; with Base Stop
10.00
170 East 87th Street

70.00% $16.11- $300.00 $5.00-$10.00/$0.00 39.38% / 19.69% 4 - 6 / 0 Net; with Base Stop 10.00
Stamford, CT Land 70.00% N/A N/A N/A N/A N/A N/A
Property Summary
Building
Renewal
Probability Market Rent (PSF)
1, 2, 3
Tenant Improvements PSF
(New/Renewal)
External Leasing Commissions %
(New/Renewal)
4
Rent Abatements
(New/Renewal)
months Reimbursements Term (Yrs)
5

21 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
Discount Rate Assumptions
Building
Terminal Cap Rate
(Midpoint)
Discount Rate
(Midpoint)
112-122 West 34th Street 6.75% 8.75%
1333 Broadway 6.75% 8.75%
1350 Broadway 6.75% 8.75%
1400 Broadway 6.75% 8.75%
501 Seventh Avenue 6.75% 8.75%
1359 Broadway 6.75% 8.75%
One Grand Central Place 6.00% 7.25%
Empire State Building 6.00% 7.25%
250 West 57th Street 6.25% 7.50%
10 Bank Street 7.25% 9.00%
500 Mamaroneck Ave 7.25% 9.25%
383 Main Ave 7.25% 9.25%
100, 200 & 300 First Stamford Place 7.00% 8.75%
10 Union Square 6.00% 7.00%
Metro Center 7.00% 8.50%
103-107 Main Street 6.25% 7.50%
66-99 Main Street 6.25% 7.50%
77 West 55th Street 6.00% 7.00%
1010 Third Avenue 6.00% 7.00%
170 East 87th Street 6.00% 7.00%

22 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Property Valuation Methodologies
• The following able indicates the Partnership ownership type for each property.   Those properties with separate Partnerships that have a leased fee and leasehold interest are referred to as “Two-Tier” properties. The methodology for allocation of property value to each Partnership, Investor and override holder is described on the following pages.
Entity Entity Type Entity Entity Type
Empire State Building
Empire State Building Associates L.L.C. Leased Fee
Empire State Building Company L.L.C. Leasehold
One Grand Central Place
60 East 42nd St. Associates L.L.C. Leased Fee
Lincoln Building Associates L.L.C. Leasehold
250 West 57th St.
250 West 57th St. Associates L.L.C. Leased Fee
Fisk Building Associates L.L.C. Leasehold
1333 Broadway
1333 Broadway Associates L.L.C.  Fee Simple
1350 Broadway
1350 Broadway Associates L.L.C. Leasehold
1359 Broadway
Marlboro Building Associates L.L.C. Fee Simple
501 Seventh Avenue
Seventh & 37th Building Associates L.L.C. Leased Fee
501 Seventh Avenue Associates L.L.C. Leasehold
66-99 Main Street
Soundview Plaza Associates II L.L.C. Fee Simple
East West Manhattan Retail Portfolio L.P.
East West Manhattan Retail Portfolio L.P. Fee Simple
Metro Center
One Station Place, Limited Partnership Fee Simple
10 Union Square
New York Union Square Retail L.P. Fee Simple
103-107 Main Street
Westport Main Street Retail L.L.C. Fee Simple
First Stamford Place
Fairfax First Stamford SPE L.L.C. Fee Simple
Merrifield First Stamford SPE L.L.C. Fee Simple
First Stamford Place SPE L.L.C. Fee Simple
10 Bank Street
1185 Swap Portfolio L.P.   Fee Simple
170 East 8th Street
1185 Swap Portfolio L.P.   Fee Simple
383 Main Ave
Fairfield Merrittview Limited Partnership Fee Simple
500 Mamaroneck Ave
500 Mamaroneck Avenue L.P. Fee Simple
112-122 West 34th Street
112 West 34th Street Associates L.L.C Leased Fee
112 West 34th Street Company L.L.C. Leasehold
1400 Broadway
1400 Broadway Associates L.L.C. Leasehold

23 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Exchange Value Methodology – Two Tier Properties
• Duff & Phelps calculated the aggregate exchange value of the Partnerships for Two Tier Properties in which there is a property owner and an operating lessee as follows:
– The allocable value as described below is shared equally between the property owner and operating lessee:
» The allocable value equals the sum of:
– The appraised value, on a fee simple basis, of Partnership’s property, as determined by the Duff & Phelps’s appraisal of such property, as of July 1, 2011; and
– The amount of cash held by the Partnership that is expressly designated for property improvements, as of June 30, 2011, as provided by the Company;
» Reduced by:
– The face value of shared mortgage debt obligations, which are mortgage debt obligations of the property owner that are serviced by basic rent paid by the operating lessee, as of June 30, 2011; and
– The present value of the base operating lease payments from the operating lessee to the property owner.
» Fifty percent of such allocable value is allocated to the property owner and is adjusted as follows to estimate the exchange value of the property owner:
– The amount by which the actual net working capital as of June 30, 2011 exceeds(such value being negative if it is exceeds by) the normalized level of net working capital required to operate the property owned by the Partnership.  Net working capital as used in this allocation is defined as current assets (excluding cash and cash equivalents), less current liabilities (excluding the current portion of debt);
– Subtract the property owner debt obligations that are not shared mortgage debt obligations serviced with basic rent paid by the operating lessee as of June 30, 2011; and
– Add the present value of the base operating lease payments from the operating lessee to the property owner.
» Fifty percent of such allocable value is allocated to the operating lessee and is adjusted as follows to estimate the exchange value of the operating lessee:
– Subtract the after-tax net present value of the supervisory fees paid to the supervisor and the unpaid cash overrides as of June 30, 2011;
and
– Add/(subtract) the amount by which the actual net working capital as of June 30, 2011 exceeds/(is exceeded by) the normalized level of net working capital required to operate the property owned by the Partnership.

24 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Exchange Value Methodology – Two Tier Properties (continued)
• The allocated exchange value was allocated 50% to the property owner and 50% to the operating lessee in a two tier entity instead of being allocated in accordance with a discounted cash flow analysis through the term of the ground lease based on representations of the supervisor as to the original intent to treat the two tier entities as equivalent to a joint venture and the historical treatment of the two tier entities in this manner.
• The Company has represented that historically, agreements have been entered into to share capital expenditure and financing costs and the operating leases have been extended in connection therewith. As a result, the allocated exchange value has been allocated equally to the property owner and operating lessee, rather than in proportion that would be indicated by a discounted cash flow analysis through the end of the ground lease, which would have resulted in a higher allocation to the property owner, which, in the case of Empire State Building Associates, would have been significantly higher.

25 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Exchange Value Methodology – One Tier Properties and Management Companies
• Duff & Phelps calculated the aggregate exchange value for the private entities with fee simple properties, properties with co-tenancy arrangements, and properties with third-party ground leases as follows:
– The sum of:
» The appraised value of a Partnership’s (i) property on a fee simple basis when such property is owned, or (ii) leasehold when the less or of such leasehold is a third party, as determined by the independent valuers’ appraisal of such property or leasehold as of July 1, 2011;
» The amount by which the actual net working capital exceeds (such value being negative if it is exceeded by) the normalized level of net working capital required to operate the property owned by the Partnership.  As of June 30, 2011 the Company determined that there was no excess or deficit in the net working capital at any of the Partnerships, with the exception of the unpaid cash overrides addressed below;
and
» The amount of cash held in the Partnership that is expressly designated for property improvements as of June 30, 2011, as provided by the
Company;
– Reduced by:
» The face value of its mortgage debt balance as of June 30, 2011; and
» The after-tax net present value of the supervisory fees paid to the supervisor.
• The exchange value of the management companies was computed as the operating business value as of July 1, 2011 plus, in the case of the
Company, the value of the unpaid cash overrides that are accrued but unpaid.

26 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Allocation of Exchange Value to Investors and Override Holders
• The table below summarizes the allocation of the Partnership exchange values to the Investors and override holders of each Partnership based on the equity allocation waterfalls provided by management of the Company.
• On the following pages we provide a summary of the Partnership and Investor allocations, with more detailed waterfalls provided in Appendix 2.
Summary Exchange Value
Property Entity
Participants /
Members
Class B / Override
Holders
Total Exchange
Value
112-122 West 34th Street 112 West 34th Street Company L.L.C. $118,596,631 $25,068,268 $143,664,899
112 West 34th Street Associates L.L.C. 133,547,660 16,570,623 150,118,283
1333 Broadway 1333 Broadway Associates L.L.C. 136,432,404 0 136,432,404
1350 Broadway 1350 Broadway Associates L.L.C. 130,589,983 14,467,098 145,057,081
1400 Broadway 1400 Broadway Associates L.L.C. 242,141,936 15,761,493 257,903,429
501 Seventh Avenue Seventh & 37th Building Associates L.L.C. 50,816,765 5,246,307 56,063,072
501 Seventh Avenue Associates L.L.C. 47,362,949 5,262,550 52,625,499
1359 Broadway Marlboro Building Associates L.L.C. 128,942,169 13,927,997 142,870,166
One Grand Central Place 60 East 42nd St. Associates L.L.C. 272,804,500 30,202,722 303,007,222
Lincoln Building Associates L.L.C. 258,229,176 28,692,131 286,921,306
Empire State Building Empire State Building Co L.L.C. 1,091,721,347 98,054,234 1,189,775,581
Empire State Building Associates L.L.C. 1,091,798,057 117,644,229 1,209,442,285
250 West 57th Street Fisk Building Associates L.L.C. 91,818,702 39,468,735 131,287,437
250 West 57th Street Associates L.L.C. 128,597,641 13,488,627 142,086,267
10 Bank Street 1185 Bank L.L.C. 10,063,663 0 10,063,663
170 East 8th Street 1185 Gotham L.L.C. 11,953,171 0 11,953,171
500 Mamaroneck Ave Malkin 500 Mamaroneck Avenue L.P. 5,986,141 0 5,986,141
383 Main Ave Fairfield Merritview SPE L.L.C. 4,116,327 4,116,320 8,232,647
100, 200 & 300 First Stamford Place First Stamford Place SPE L.L.C. 2,440,623 2,392,293 4,832,916
Fairfax First Stamford SPE L.L.C. 3,790,922 421,214 4,212,136
Merrifield First Stamford SPE L.L.C. 2,937,965 1,274,171 4,212,136
10 Union Square New York Union Square Retail L.P. 13,684,505 13,413,525 27,098,031
Metro Center One Station Place, Limited Partnership 3,697,006 33,273,054 36,970,060
103-107 Main Street Westport Main Street Retail L.L.C. 4,925,541 0 4,925,541
66-99 Main Street Soundview Plaza Associates II L.L.C. 15,375,300 0 15,375,300
77 West 55th Street Malkin East West Retail Portfolio L.P. 13,424,204 13,158,378 26,582,583
B.B.S.F., L.L.C. 14,600,000 0 14,600,000
Malkin Holdings, LLC (Ex Overrides) 5,896,278 0 5,896,278
Malkin Properties 4,250,000 0 4,250,000
Malkin Construction Corp. 5,775,000 0 5,775,000
Total Exchange Value $4,046,316,564 $491,903,970 $4,538,220,534

27 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
112-122 West 34
th
Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
112 West 34th Street Exchange Value
112 West 34th Street
Associates L.L.C.
(112-120 Ground Lessee)
(122 Fee Owner &
Sublessee)
112 West 34th Street
Company L.L.C.
(Operating Sublessee)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $384,100,000 $365,000,000 - $403,000,000
Less: Shared Debt Obligations (85,394,903) (85,394,903) - (85,394,903)
Less: PV of Base Rent (10,100,000) (10,100,000) - (10,100,000)
Total Allocable Value $144,302,549 $144,302,549 $288,605,097 $269,505,097 - $307,505,097
Less: After-Tax PV of Supervisory Fees (506,168) (637,649) (1,143,818) (1,143,818) - (1,143,818)
Less: Unshared Debt Obligations (3,778,097) 0 (3,778,097) (3,778,097) - (3,778,097)
Plus: PV of Base Rent 10,100,000 0 10,100,000 10,100,000 - 10,100,000
Amount to Allocate for Capital Transaction $150,118,283 $143,664,899 $293,783,182 $274,683,182 - $312,683,182
Allocation Detail:
112 West 34th Street Company L.L.C. 50%  LMH (master partner) $68,240,827 $68,240,827 $63,704,577 - $72,729,577
112 West 34th Street Company L.L.C. 23% of  PLM group not subject to override 31,390,780 31,390,780 29,304,105 - 33,455,605
112 West 34th Street Company L.L.C. 27% of PLM group subject to override 18,965,023 18,965,023 17,740,236 - 20,176,986
112 West 34th Street Company L.L.C. Wien - Override 16,560,207 16,560,207 15,426,144 - 17,682,394
112 West 34th Street Company L.L.C. Wiessmann - Override 1,324,817 1,324,817 1,234,092 - 1,414,592
112 West 34th Street Company L.L.C. Malkin Holdings LLC - Override 7,183,245 7,183,245 6,705,745 - 7,655,745
112 West 34th Street Associates L.L.C. 112 West 34th Street Associates L.L.C. $133,547,660 133,547,660 125,084,402 - 141,922,298
112 West 34th Street Associates L.L.C. Malkin Holdings LLC - Override 16,570,623 16,570,623 15,483,881 - 17,645,985
Total $150,118,283 $143,664,899 $293,783,182 $274,683,182 - $312,683,182

28 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
1333 Broadway
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
1333 Broadway Associates L.L.C. Exchange Value
Concluded Value Low High
Property Value $189,000,000 $180,000,000 - $198,000,000
Less: Shared Debt Obligations (71,200,000) (71,200,000)              - (71,200,000)
Plus: Cash for Improvements 19,000,348 19,000,348               - 19,000,348
Less: After-Tax PV of Supervisory Fees (367,944) (367,944) - (367,944)
Amount to Allocate for Capital Transaction $136,432,404 $127,432,404 - $145,432,404

29 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
1350 Broadway
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
1350 Broadway Associates L.L.C. Exchange Value
Concluded Value Low High
Property Value $186,000,000 $177,000,000 - $195,000,000
Less: Shared Debt Obligations (40,427,335) (40,427,335) - (40,427,335)
Less: After-Tax PV of Supervisory Fees (515,584) (515,584) - (515,584)
Amount to Allocate for Capital Transaction $145,057,081 $136,057,081 - $154,057,081
Allocation Detail:
1350 Broadway Associates L.L.C. Peter L. Malkin - 50% Group $58,061,442 $54,461,442 - $61,661,442
1350 Broadway Associates L.L.C. Malkin Holdings LLC - Override 14,467,098 13,567,098 - 15,367,098
1350 Broadway Associates L.L.C. David M. Baldwin - 50% Group 72,528,541 68,028,541 - 77,028,541
Total $145,057,081 $136,057,081 - $154,057,081

30 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
1400 Broadway
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
1400 Broadway Associates L.L.C. Exchange Value
Concluded Value Low High
Property Value $331,000,000 $314,000,000 - $348,000,000
Less: Shared Debt Obligations (71,300,000) (71,300,000) - (71,300,000)
Less: After-Tax PV of Supervisory Fees (1,796,571) (1,796,571) - (1,796,571)
Amount to Allocate for Capital Transaction $257,903,429 $240,903,429 - $274,903,429
Allocation Detail:
Participants - 25% Group $58,312,617 $54,476,992 - $62,148,242
Participants - 50% Group 122,552,879 114,477,879 - 130,627,879
LMH 1400 LLC 61,276,439 57,238,939 - 65,313,939
Malkin Holdings LLC - Override 12,797,671 11,947,671 - 13,647,671
Peter L. Malkin Family 5 LLC - Override 1,481,911 1,380,973 - 1,582,848
Enid Morse - Override 1,481,911 1,380,973 - 1,582,848
Total $257,903,429 $240,903,429 - $274,903,429

31 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
501 Seventh Ave
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
501 Seventh Avenue Exchange Value
Seventh & 37th
Building
Associates L.L.C.
(Fee Owner)
501 Seventh
Avenue Associates
L.L.C.
(Operating Lessee)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $159,000,000 $151,000,000 - $167,000,000
Less: Shared Debt Obligations (48,414,235) (48,414,235) - (48,414,235)
Less: PV of Base Rent (4,000,000) (4,000,000) - (4,000,000)
Total Allocable Value 53,292,882 53,292,882 106,585,765 98,585,765 - 114,585,765
Less: After-Tax PV of Supervisory Fees (409,934) (667,383) (1,077,317) (1,077,317) - (1,077,317)
Less: Unshared Debt Obligations (819,876) 0 (819,876) (819,876) - (819,876)
Plus: PV of Base Rent 4,000,000 0 4,000,000 4,000,000 - 4,000,000
Amount to Allocate for Capital Transaction $56,063,072 $52,625,499 $108,688,572 $100,688,572 - $116,688,572
Allocation Detail:
Seventh & 37th Building Associates L.L.C. Participants $50,816,765 $50,816,765 $47,216,765 - $54,416,765
Seventh & 37th Building Associates L.L.C. Malkin Holdings LLC - Override 5,246,307 5,246,307 4,846,307 - 5,646,307
501 Seventh Avenue Associates L.L.C. Member $47,362,949 47,362,949 43,762,949 - 50,962,949
501 Seventh Avenue Associates L.L.C. Malkin Holdings LLC - Override 5,262,550 5,262,550 4,862,550 - 5,662,550
Total $56,063,072 $52,625,499 $108,688,572 $100,688,572 - $116,688,572

32 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
1359 Broadway
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
Marlboro Building Associates L.L.C. Exchange Value
Concluded Value Low High
Property Value $192,000,000 $182,000,000 - $202,000,000
Less: Shared Debt Obligations (48,398,090) (48,398,090) - (48,398,090)
Less: After-Tax PV of Supervisory Fees (731,745) (731,745) - (731,745)
Amount to Allocate for Capital Transaction $142,870,166 $132,870,166 - $152,870,166
Allocation Detail:
Members and Participants $128,942,169 $119,942,169 - $137,942,169
Malkin Holdings LLC - Override 13,927,997 12,927,997 - 14,927,997
Total $142,870,166 $132,870,166 - $152,870,166

33 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
One Grand Central Place
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
60 East 42nd St. Associates L.L.C. Exchange Value
60 East 42nd St.
Associates L.L.C.
(Fee Owner)
Lincoln Building
Associates L.L.C.
(Operating
Lessee)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $687,000,000 $652,000,000 - $722,000,000
Less: Shared Debt Obligations (92,614,558) (92,614,558) - (92,614,558)
Less: PV of Base Rent (14,000,000) (14,000,000) - (14,000,000)
Total Allocable Value 290,192,721 290,192,721 580,385,442 545,385,442 - 615,385,442
Less: After-Tax PV of Supervisory Fees (1,185,499) (2,662,580) (3,848,079) (3,848,079) - (3,848,079)
Less: Unpaid Cash Override 0 (608,835) (608,835) (608,835) - (608,835)
Plus: PV of Base Rent 14,000,000 0 14,000,000 14,000,000 - 14,000,000
Amount to Allocate for Capital Transaction $303,007,222 $286,921,306 $589,928,528 $554,928,528 - $624,928,528
Allocation Detail:
60 East 42nd St. Associates L.L.C. Participants $272,804,500 $272,804,500 $257,054,500 - $288,554,500
60 East 42nd St. Associates L.L.C. Malkin Holdings LLC - Override 30,202,722 30,202,722 28,452,722 - 31,952,722
Lincoln Building Associates L.L.C. Members $258,229,176 258,229,176 242,479,176 - 273,979,176
Lincoln Building Associates L.L.C. Malkin Holdings LLC - Override 28,692,131 28,692,131 26,942,131 - 30,442,131
Total $303,007,222 $286,921,306 $589,928,528 $554,928,528 - $624,928,528

34 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Empire State Building
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
Empire State Building Exchange Value
Empire State
Land Associates
L.L.C.
(Fee Owner)
Building Company
L.L.C.
(Operating
Lessee)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $2,520,000,000 $2,394,000,000 - $2,646,000,000
Less: Shared Debt Obligations (98,500,000) (98,500,000) - (98,500,000)
Less: PV of Base Rent (81,000,000) (81,000,000) - (81,000,000)
Plus: Cash for Improvements 47,026,456 47,026,456 - 47,026,456
Total Allocable Value 1,193,763,228 1,193,763,228 2,387,526,456 2,261,526,456 - 2,513,526,456
Less: After-Tax PV of Supervisory Fees (4,820,943) (3,987,647) (8,808,589) (8,808,589) - (8,808,589)
Less: Unshared Debt Obligations (60,500,000) 0 (60,500,000) (60,500,000) - (60,500,000)
Plus: PV of Base Rent 81,000,000 0 81,000,000 81,000,000 - 81,000,000
Amount to Allocate for Capital Transaction $1,209,442,285 $1,189,775,581 $2,399,217,867 $2,273,217,867 - $2,525,217,867
Allocation Detail:
Empire State Building Co L.L.C. Members $907,203,881 $907,203,881 $859,166,381 - $955,241,381
Empire State Building Co L.L.C. PLM 4-2-71 JV, 10% Participants 89,683,169 89,683,169 84,958,169 - 94,408,169
Empire State Building Co L.L.C. PLM 4-2-71 JV, 10% Override 29,294,390 29,294,390 27,719,390 - 30,869,390
Empire State Building Co L.L.C. PLM 7-2-71 JV, 5% Participants 44,841,584 44,841,584 42,479,084 - 47,204,084
Empire State Building Co L.L.C. PLM 7-2-71 JV, 5% Override 14,647,195 14,647,195 13,859,695 - 15,434,695
Empire State Building Co L.L.C. 1273 Realty Company Participants 49,992,713 49,992,713 47,390,157 - 52,595,270
Empire State Building Co L.L.C. 1273 Realty Company - Override 43,831,730 43,831,730 41,475,137 - 46,188,324
Empire State Building Associates L.L.C. Participants $1,091,798,057 1,091,798,057 1,035,098,057 - 1,148,498,057
Empire State Building Associates L.L.C. Malkin Holdings LLC - Override 117,644,229 $10,280,920 127,925,148 121,071,799 - 134,778,498
Total $1,209,442,285 $1,189,775,581 $2,399,217,867 $2,273,217,867 - $2,525,217,867

35 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
250 West 57
th
Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
250 West 57th Exchange Value
250 West 57th St.
Associates L.L.C.
(Fee Owner)
Fisk Building
Associates L.L.C.
(Operating
Lessee)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $316,000,000 $300,000,000 - $332,000,000
Less: Shared Debt Obligations (40,432,051) (40,432,051) - (40,432,051)
Less: PV of Base Rent (10,000,000) (10,000,000) - (10,000,000)
Total Allocable Value 132,783,974 132,783,974 265,567,949 249,567,949 - 281,567,949
Less: After-Tax PV of Supervisory Fees (697,707) (709,094) (1,406,801) (1,406,801) - (1,406,801)
Less: Unpaid Cash Override 0 (787,443) (787,443) (787,443) - (787,443)
Plus: PV of Base Rent 10,000,000 0 10,000,000 10,000,000 - 10,000,000
Amount to Allocate for Capital Transaction $142,086,267 $131,287,437 $273,373,704 $257,373,704 - $289,373,704
Allocation Detail:
250 West 57th Street Associates L.L.C. Participants $128,597,641 $128,597,641 $121,397,641 - $135,797,641
250 West 57th Street Associates L.L.C. Malkin Holdings LLC - Override 13,488,627 13,488,627 12,688,627 - 14,288,627
Fisk Building Associates L.L.C. Participants - 45% Group $26,831,421 26,831,421 25,292,421 - 28,370,421
Fisk Building Associates L.L.C. Members 64,987,281 64,987,281 61,027,281 - 68,947,281
Fisk Building Associates L.L.C. IW Morose - Override 11,915,710 11,915,710 11,146,210 - 12,685,210
Fisk Building Associates L.L.C. Malkin Family - Override 11,915,710 11,915,710 11,146,210 - 12,685,210
Fisk Building Associates L.L.C. Malkin Holdings LLC - Override 15,637,314 15,637,314 14,675,314 - 16,599,314
Total $142,086,267 $131,287,437 $273,373,704 $257,373,704 - $289,373,704

36 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
10 Bank Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
1185 Gotham L.L.C. Exchange Value
Gotham
Concluded Value
Gotham
Low
Gotham
High
Property Value $32,000,000 $30,000,000 - $34,000,000
Less: Shared Debt Obligations (19,866,346) (19,866,346) - (19,866,346)
Less: After-Tax PV of Supervisory Fees (180,484) (180,484) - (180,484)
Amount to Allocate for Capital Transaction $11,953,171 $9,953,171 - $13,953,171
Allocation Detail:
General Partner $238,302 $198,430 - $278,175
Class 1 LP 11,714,868 9,754,741 - 13,674,996
Total $11,953,171 $9,953,171 - $13,953,171

37 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
500 Mamaroneck Ave
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
500 Mamaroneck Avenue L.P. Exchange Value
Concluded Value Low High
Property Value $44,000,000 $42,000,000 - $46,000,000
Less: Shared Debt Obligations (37,831,646) (37,831,646) - (37,831,646)
Less: After-Tax PV of Supervisory Fees (182,214) (182,214) - (182,214)
Amount to Allocate for Capital Transaction $5,986,141 $3,986,141 - $7,986,141
Allocation Detail:
Malkin 500 Mamaroneck Avenue L.P. Class A LPs $4,444,709 $2,959,709 - $5,929,709
Malkin 500 Mamaroneck Avenue L.P. Class B LPs 0 0 - 0
Malkin 500 Mamaroneck Avenue L.P. General Partner 44,896 29,896 - 59,896
Viviane Paris, LLC Viviane Paris, LLC 1,496,535 996,535 - 1,996,535
Viviane Paris, LLC Class B LP 0 0 - 0
Total $5,986,141 $3,986,141 - $7,986,141

38 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
383 Main Ave
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
Fairfield Merritview Limited Partnership Exchange Value
Concluded Value Low High
Property Value $40,000,000 $38,000,000 - $42,000,000
Less: Shared Debt Obligations (31,652,980) (31,652,980) - (31,652,980)
Less: After-Tax PV of Supervisory Fees (114,373) (114,373) - (114,373)
Amount to Allocate for Capital Transaction $8,232,647 $6,232,647 - $10,232,647
Allocation Detail:
General Partner $74,094 $56,094 - $92,094
Class B LP 3,293,056 2,493,056 - 4,093,055
Class A LP 4,042,233 3,060,232 - 5,024,234
Override 823,265 623,265 - 1,023,265
Total $8,232,647 $6,232,647 - $10,232,647

39 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
100, 200 & 300 First Stamford Place
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
100, 200 & 300 First Stamford Place Exchange Value
Fairfax First
Stamford SPE
L.L.C.
(62.36% Co-
Tenant)
Merrifield First
Stamford SPE
L.L.C.
(Operating
Lessee of 62.36%
Co-Tenant)
First Stamford
Place SPE L.L.C.
(37.64% Co-
Tenant)
Concluded Value
Consolidated
Low
Consolidated
High
Consolidated
Property Value $258,000,000 $244,000,000 - $270,000,000
Less: Shared Debt Obligations (1) (244,243,222) (244,243,222) - (244,243,222)
Total Allocable Value 4,289,363 4,289,363 5,178,051 13,756,778 (243,222) - 25,756,778
Less: After-Tax PV of Supervisory Fees (77,228) (77,228) (345,135) (499,591) (499,591) - (499,591)
Amount to Allocate for Capital Transaction $4,212,136 $4,212,136 $4,832,916 $13,257,187 $0 - $25,257,187
Allocation Detail:
First Stamford Place SPE L.L.C. Class A & A2 Members $2,392,293 $2,392,293 $0 - $4,628,109
Manager 48,329 48,329 0 - 93,497
Class B 2,392,293 2,392,293 0 - 4,628,109
Fairfax First Stamford SPE L.L.C. Fairfax First Stamford SPE L.L.C. $3,790,922 3,790,922 0 - 7,158,362
Malkin Holdings LLC - Override 421,214 421,214 0 - 795,374
Merrifield First Stamford SPE L.L.C. 55% Members $2,085,007 2,085,007 0 - 3,937,099
45% Members 852,957 852,957 0 - 1,610,631
Malkin Holdings LLC -  Override (Assigned) 421,214 421,214 0 - 795,374
PLMalkin Family 9 LLC - Override 426,479 426,479 0 - 805,316
Enid Morse - Override 426,479 426,479 0 - 805,316
Total $4,212,136 $4,212,136 $4,832,916 $13,257,187 $0 - $25,257,187
(1) Shared debt obligations net against funds in escrow in the amount of $5,756,778.

40 Duff & Phelps - CONFIDENTIAL
Valuation Analysis
10 Union Square
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
New York Union Square Retail L.P. Exchange Value
Concluded Value Low High
Property Value $49,000,000 $47,000,000 - $51,000,000
Less: Shared Debt Obligations (21,712,399) (21,712,399) - (21,712,399)
Less: After-Tax PV of Supervisory Fees (189,570) (189,570) - (189,570)
Amount to Allocate for Capital Transaction $27,098,031 $25,098,031 - $29,098,031
Allocation Detail:
General Partner $270,980 $250,980 - $290,980
Class B LP 13,413,525 12,423,525 - 14,403,525
Class A LPs 13,413,525 12,423,525 - 14,403,525
Total $27,098,031 $25,098,031 - $29,098,031

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Metro Center
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
One Station Place, Limited Partnership Exchange Value
Concluded Value Low High
Property Value $138,000,000 $131,000,000 - $145,000,000
Less: Shared Debt Obligations (101,029,940) (101,029,940) - (101,029,940)
Amount to Allocate for Capital Transaction $36,970,060 $29,970,060 - $43,970,060
Allocation Detail:
General Partner $369,701 $299,701 - $439,701
Class A LP 3,327,305 2,697,305 - 3,957,305
Class B LPs 33,273,054 26,973,054 - 39,573,054
Total $36,970,060 $29,970,060 - $43,970,060

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
103-107 Main Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
Westport Main Street Retail L.L.C. Exchange Value
Concluded Value Low High
Property Value $5,000,000 $4,800,000 - $5,300,000
Less: After-Tax PV of Supervisory Fees (74,459) (74,459) - (74,459)
Amount to Allocate for Capital Transaction $4,925,541 $4,725,541 - $5,225,541
Allocation Detail:
Manager $49,255 $47,255 - $52,255
Class B Member 0 0 - 0
Class A Members 4,876,286 4,678,286 - 5,173,286
Total $4,925,541 $4,725,541 - $5,225,541

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
66-99 Main Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
Soundview Plaza Associates II L.L.C. Exchange Value
Concluded Value Low High
Property Value $25,000,000 $24,000,000 - $26,000,000
Less: Shared Debt Obligations (9,452,274) (9,452,274) - (9,452,274)
Less: After-Tax PV of Supervisory Fees (172,426) (172,426) - (172,426)
Amount to Allocate for Capital Transaction $15,375,300 $14,375,300 - $16,375,300
Allocation Detail:
Malkin Co-Investor Capital L.P. General Partner $81,335 $76,045 - $86,625
Malkin Co-Investor Capital L.P. Class B LPs 0 0 - 0
Malkin Co-Investor Capital L.P. Class A LPs 8,052,199 7,528,489 - 8,575,909
Peter L. Malkin Peter L. Malkin 3,713,727 3,472,188 - 3,955,265
New Soundview Plaza Associates, Limited Partnership LP 3,528,039 3,298,578 - 3,757,501
Total $15,375,300 $14,375,300 - $16,375,300

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
77 West 55   Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
East West Manhattan Retail Portfolio L.P. Exchange Value
Concluded Value Low High
Property Value $56,000,000 $53,000,000 - $59,000,000
Less: Shared Debt Obligations (29,232,062) (29,232,062) - (29,232,062)
Less: After-Tax PV of Supervisory Fees (185,355) (185,355) - (185,355)
Amount to Allocate for Capital Transaction $26,582,583 $23,582,583 - $29,582,583
Allocation Detail:
General Partner $265,826 $235,826 - $295,826
Class B LP 13,158,378 11,673,378 - 14,643,378
Class A LPs 13,158,378 11,673,378 - 14,643,378
Total $26,582,583 $23,582,583 - $29,582,583

th

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
170 East 8 Street
• Based on our analysis, we determined the range of exchange values, as shown in the table below.
1185 Bank L.L.C. Exchange Value
Bank Street
Concluded Value
Bank Street
Low
Bank Street
High
Property Value $45,000,000 $43,000,000 - $47,000,000
Less: Shared Debt Obligations (34,755,853) (34,755,853) - (34,755,853)
Less: After-Tax PV of Supervisory Fees (180,484) (180,484) - (180,484)
Amount to Allocate for Capital Transaction $10,063,663 $8,063,663 - $12,063,663
Allocation Detail:
General Partner $200,632 $160,760 - $240,505
Class 1 LP 9,863,030 7,902,903 - 11,823,158
Total $10,063,663 $8,063,663 - $12,063,663

th

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
B.B.S.F., L.L.C.
• Based on our analysis, we determined the range of exchange values, as shown in the table below.

B.B.S.F., L.L.C. Exchange Value
Concluded Value Low High
Property Value $14,600,000 $14,000,000 - $15,000,000
Amount to Allocate for Capital Transaction $14,600,000 $14,000,000 - $15,000,000
Allocation Detail:
ARSA Associates PLM Family 2000 LLC $6,915,786 $6,631,576 - $7,105,260
ARSA Associates Anthony E. Malkin 0 0 - 0
PLM Family 2000 LLC PLM Family 2000 LLC 7,684,214 7,368,424 - 7,894,740
Total $14,600,000 $14,000,000 - $15,000,000

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Summary of Partnership Exchange Values
Exchange Value Summary
Property / Company Entity Exchange Value Range
Concluded
Exchange
Value
As % of
Total REIT
112-122 West 34th Street 112 West 34th Street Company L.L.C. $134,114,899 - $153,114,899 $143,664,899 3.2%
112 West 34th Street Associates L.L.C. 140,568,283 - 159,568,283 150,118,283 3.3%
274,683,182 - 312,683,182 293,783,182 6.5%
1333 Broadway 1333 Broadway Associates L.L.C. 127,432,404 - 145,432,404 136,432,404 3.0%
1350 Broadway 1350 Broadway Associates L.L.C. 136,057,081 - 154,057,081 145,057,081 3.2%
1400 Broadway 1400 Broadway Associates L.L.C. 240,903,429 - 274,903,429 257,903,429 5.7%
501 Seventh Avenue Seventh & 37th Building Associates L.L.C. 52,063,072 - 60,063,072 56,063,072 1.2%
501 Seventh Avenue Associates L.L.C. 48,625,499 - 56,625,499 52,625,499 1.2%
100,688,572 - 116,688,572 108,688,572 2.4%
1359 Broadway Marlboro Building Associates L.L.C. 132,870,166 - 152,870,166 142,870,166 3.1%
One Grand Central Place 60 East 42nd St. Associates L.L.C. 285,507,222 - 320,507,222 303,007,222 6.7%
Lincoln Building Associates L.L.C. 269,421,306 - 304,421,306 286,921,306 6.3%
554,928,528 - 624,928,528 589,928,528 13.0%
Empire State Building Empire State Building Co L.L.C. 1,126,775,581 - 1,252,775,581 1,189,775,581 26.2%
Empire State Building Associates L.L.C. 1,146,442,285 - 1,272,442,285 1,209,442,285 26.7%
2,273,217,867 - 2,525,217,867 2,399,217,867 52.9%
250 West 57th Street 250 West 57th Street Associates L.L.C. 134,086,267 - 150,086,267 142,086,267 3.1%
Fisk Building Associates L.L.C. 123,287,437 - 139,287,437 131,287,437 2.9%
257,373,704 - 289,373,704 273,373,704 6.0%
10 Bank Street 1185 Bank L.L.C. 8,063,663 - 12,063,663 10,063,663 0.2%
500 Mamaroneck Ave Malkin 500 Mamaroneck Avenue L.P. 3,986,141 - 7,986,141 5,986,141 0.1%

Duff & Phelps - CONFIDENTIAL
Valuation Analysis
Summary of Partnership Exchange Values (continued)
Exchange Value Summary
Property / Company Entity Exchange Value Range
Concluded
Exchange
Value
As % of
Total REIT
383 Main Ave Fairfield Merritview SPE L.L.C. $6,232,647 - $10,232,647 $8,232,647 0.2%
100, 200 & 300 First Stamford Place First Stamford Place SPE L.L.C. 0 - 9,349,716 4,832,916 0.1%
Fairfax First Stamford SPE L.L.C. 0 - 7,953,736 4,212,136 0.1%
Merrifield First Stamford SPE L.L.C. 0 - 7,953,736 4,212,136 0.1%
0 - 25,257,187 13,257,187 0.3%
10 Union Square New York Union Square Retail L.P. 25,098,031 - 29,098,031 27,098,031 0.6%
Metro Center One Station Place, Limited Partnership 29,970,060 - 43,970,060 36,970,060 0.8%
103-107 Main Street Westport Main Street Retail L.L.C. 4,725,541 - 5,225,541 4,925,541 0.1%
66-99 Main Street Malkin Co-Investor Capital L.P. 14,375,300 - 16,375,300 15,375,300 0.3%
77 West 55th Street Malkin East West Retail Portfolio L.P. 23,582,583 - 29,582,583 26,582,583 0.6%
170 East 8th Street 1185 Gotham L.L.C. 9,953,171 - 13,953,171 11,953,171 0.3%
B.B.S.F., L.L.C. 14,000,000 - 15,000,000 14,600,000 0.3%
Malkin Holdings, LLC (Ex Overrides) 5,396,278 - 6,396,278 5,896,278 0.1%
Malkin Properties 4,000,000 - 4,550,000 4,250,000 0.1%
Malkin Construction Corp. 5,325,000 - 6,250,000 5,775,000 0.1%
Total Exchange Value $4,252,863,347 - $4,822,095,534 $4,538,220,534 100.0%

Valuation Analysis of Malkin Holdings LLC 3.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Holdings LLC
Methodology
• Discounted Cash Flow Analysis – Income Approach
– Duff & Phelps based its DCF on the financial projections as provided by Management for the fiscal years ending December 31, 2011-2020.
– Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows.
– Free cash flow is defined as cash generated by the business that is available to either reinvest or to distribute to security holders.
– Projected free cash flows are discounted to the present using a discount rate which reflects their relative risk.
– The discount rate is equivalent to the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.
– For purposes of the income approach, all of the overrides related to the Properties were excluded and valued separately as previously described.
– Beyond the projection period, Duff & Phelps estimated the terminal value by utilizing a perpetuity formula, a commonly accepted terminal value approach.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Holdings LLC
Discounted Cash Flow Analysis Summary
• Based on Duff & Phelps’ analysis, the range of value, as determined by the discounted cash flow analysis, is $4.0 million to $5.0 million, with a midpoint of $4.5 million.
Discounted Cash Flow Analysis Malkin Holdings LLC
LTM 2011E 2012P 2013P 2014P 2015P 2016P 2017P 2018P 2019P 2020P 10-Yr CAGR
Revenue $7,819,662 $9,250,925 $8,462,634 $9,009,344 $9,131,748 $9,698,554 $9,581,727 $10,493,723 $10,612,224 $10,638,720 $11,056,716 8.1%
   Growth NA 82.0% (8.5%) 6.5% 1.4% 6.2% (1.2%) 9.5% 1.1% 0.2% 3.9%
EBITDA (965,707) 956,046 819,098 1,159,654 1,069,720 1,417,817 1,177,106 1,368,343 1,238,334 1,009,207 1,164,254 NM
   EBITDA Margin (12.3%) 10.3% 9.7% 12.9% 11.7% 14.6% 12.3% 13.0% 11.7% 9.5% 10.5%
7/31-12/31
Earnings Before Interest and Taxes $92,432 $585,984 $919,152 $821,726 $1,162,190 $913,675 $1,096,914 $958,697 $721,134 $867,506
Pro Forma Taxes @ 39.6% (36,617) (232,137) (364,122) (325,527) (460,402) (361,953) (434,543) (379,788) (285,677) (343,662)
Net Operating Profit After Tax 55,815 353,846 555,030 496,199 701,789 551,723 662,372 578,909 435,457 523,843
Depreciation 112,888 233,114 240,502 247,993 255,627 263,431 271,428 279,638 288,073 296,748
Capital Expenditures (173,246) (257,741) (265,473) (273,437) (281,640) (290,090) (298,792) (307,756) (316,989) (326,498)
(Increase) Decrease in Working Capital (31,813) 7,883 (5,467) (1,224) (5,668) 1,168 (9,120) (1,185) (265) (4,180)
Free Cash Flow ($36,355) $337,102 $524,592 $469,531 $670,107 $526,232 $625,888 $549,606 $406,276 $489,913
Terminal Growth Rate 3.0% 3.0% 3.0%
Weighted Average Cost of Capital 13.5% 12.5% 11.5%
Terminal Value $4,805,812 $5,311,687 $5,936,591
Present Value of Terminal Value 1,537,461 1,840,178 2,228,760
Present Value of Discrete Cash Flow 2,496,821 2,596,741 2,702,773
$4,000,000 $4,500,000 $5,000,000
Implied Enterprise Value Multiples
2011 EBITDA $956,046 4.2x 4.7x 5.2x
2012 EBITDA $819,098 4.9x 5.5x 6.1x
2011 Revenue $9,250,925 0.43x 0.49x 0.54x
Concluded Enterprise Value Range
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Holdings LLC
Exchange Value Conclusion
• Based on Duff & Phelps’ analysis, the exchange value of Malkin Holdings LLC ranges from $5.4 million to $6.4 million, with a midpoint exchange value of $5.9 million.
Exchange Value Summary Malkin Holdings LLC
Low Mid High
Enterprise Value Conclusion $4,000,000 $4,500,000 $5,000,000
Plus: Cash and Equivalents (1) 0 0 0
Plus: Unpaid Cash Overrides 1,396,278 1,396,278 1,396,278
Less: Debt 0 0 0
Exchange Value $5,396,278 $5,896,278 $6,396,278
(1) All excess cash is assumed to be distributed to members.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Holdings LLC
Exchange Value
• The table below summarizes the exchange value of the Company which included the overrides related to the Partnerships.
Malkin Holdings LLC Exchange Value
Property / Entity Legal Entity Capital Override ($) Class A Class B (1)
112-122 West 34th Street 112 West 34th Street Company L.L.C. $7,183,245 $6,730,701 $452,544
112-122 West 34th Street 112 West 34th Street Associates L.L.C. 16,570,623 15,739,152 831,471
1350 Broadway 1350 Broadway Associates L.L.C. $14,467,098 $13,555,671 $911,427
1400 Broadway 1400 Broadway Associates L.L.C. 12,797,671 11,991,418 806,253
501 Seventh Avenue Seventh & 37th Building Associates L.L.C. 5,246,307 4,915,790 330,517
501 Seventh Avenue 501 Seventh Avenue Associates L.L.C. 5,262,550 4,931,009 331,541
1359 Broadway Marlboro Building Associates L.L.C. 13,927,997 13,050,533 877,464
One Grand Central Place 60 East 42nd St. Associates L.L.C. 30,202,722 28,918,707 1,284,016
One Grand Central Place Lincoln Building Associates L.L.C. 28,692,131 28,692,131 0
Empire State Building Empire State Building Associates L.L.C. 117,644,229 116,360,213 1,284,016
Empire State Building Empire State Building Co L.L.C. 9,740,385 9,740,385 0
Empire State Building Empire State Building Co L.L.C. 540,535 540,535 0
250 West 57th Street 250 West 57th Street Associates L.L.C. 13,488,627 12,638,843 849,783
250 West 57th Street Fisk Building Associates L.L.C. 15,637,314 15,203,082 434,232
100, 200 & 300 First Stamford Place Fairfax First Stamford SPE L.L.C. 421,214 394,677 26,536
Total Override Value $291,822,647 $283,402,847 $8,419,801
Malkin Holdings LLC (Ex-Overrides) 5,896,278 5,524,812 371,466
Equity Value of Malkin Holdings LLC $288,927,659 $8,791,266
% Ownership in REIT 6.367% 0.194%
Total Exchange Value of Malkin Holdings LLC $297,718,925
% Ownership in REIT 6.560%
(1) The lesser of 6.3% of override and CPI adjusted cap of $1,150,000 ($1,284,016 as of September 30, 2011).

Valuation Analysis of Malkin Construction Corp. 4.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Methodology
• Discounted Cash Flow Analysis – Income Approach
– Duff & Phelps considered financial projections as approved by Management for the fiscal years ending December 31, 2011-2020.
– Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows.
– Free cash flow is defined as cash generated by the business that is available to either reinvest or to distribute to security holders.
– Projected free cash flows are discounted to the present using a discount rate which reflects their relative risk.
– The discount rate is equivalent to the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.
– Beyond the projection period, Duff & Phelps estimated the terminal value by utilizing a perpetuity formula, a commonly accepted terminal value approach.
• Selected Public Company Analysis
– Duff & Phelps reviewed the current trading multiples of five publicly traded companies that were determined to be relevant in its analysis.
– Analyzed the projected revenue and EBITDA for each of the publicly traded companies.
– Analyzed the peer group’s trading multiples of enterprise value (“EV”) to their respective EBITDA and revenue.

None of the companies utilized for comparative purposes in the following analysis are, of course, identical to the Malkin Construction
Corp.  Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies, and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies, as well as other factors that could affect their value relative to that of Malkin Construction Corp.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Discounted Cash Flow Analysis Summary
• Based on Duff & Phelps’ analysis, the range of value, as determined by the discounted cash flow analysis, is $5.7 million to $6.5 million, with a midpoint of $6.1 million.
Discounted Cash Flow Analysis Malkin Construction Corp.
2011E 2012P 2013P 2014P 2015P 2016P 2017P 2018P 2019P 2020P 10-Yr CAGR
Revenue $53,566,220 $55,173,207 $56,828,403 $58,533,255 $60,289,253 $62,097,930 $63,960,868 $65,879,694 $67,856,085 $69,891,767 6.2%
   Growth 40.4% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
EBITDA 1,278,879 1,317,245 1,356,762 1,397,465 1,439,389 1,482,571 1,527,048 1,572,859 1,620,045 1,668,646 10-Yr. Avg
   EBITDA Margin 2.4% 2.4% 2.4% 2.4% 2.4% 2.4% 2.4% 2.4% 2.4% 2.4% 2.4%
   EBITDA Growth 78.4% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0% 3.0%
7/31-12/31
Earnings Before Interest and Taxes $767,109 $1,251,785 $1,286,219 $1,324,588 $1,364,311 $1,405,239 $1,447,396 $1,490,818 $1,535,542 $1,581,609
Pro Forma Taxes @ 39.6% (303,890) (495,895) (509,536) (524,736) (540,472) (556,685) (573,386) (590,588) (608,305) (626,554)
Net Operating Profit After Tax 463,219 755,890 776,684 799,853 823,839 848,554 874,010 900,230 927,237 955,054
Depreciation 184 65,460 70,543 72,877 75,078 77,332 79,652 82,041 84,503 87,038
Capital Expenditures (58,300) (70,924) (73,052) (75,244) (77,501) (79,826) (82,221) (84,687) (87,228) (89,845)
(Increase) Decrease in Working Capital 31,202 6,428 6,621 6,819 7,024 7,235 7,452 7,675 7,906 8,143
Free Cash Flow $436,305 $756,854 $780,795 $804,305 $828,440 $853,294 $878,893 $905,260 $932,418 $960,390
Terminal Growth Rate 3.00% 3.00% 3.00%
Weighted Average Cost of Capital 17.50% 16.50% 15.50%
Terminal Value $6,822,081 $7,327,420 $7,913,614
Present Value of Terminal Value 1,597,997 1,853,608 2,163,401
Present Value of Discrete Cash Flow 4,048,647 4,181,214 4,321,575
$5,650,000 $6,050,000 $6,500,000
Implied Enterprise Value Multiples
2011 EBITDA $1,278,879 4.4x 4.7x 5.1x
2012 EBITDA $1,317,245 4.3x 4.6x 4.9x
2011 Revenue $53,566,220 0.11x 0.11x 0.12x
Concluded Enterprise Value Range (Rounded)
Source: Provided by the management of Malkin Construction Corp.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Selected Public Company Analysis
Selected Public Company Analysis
COMPANY INFORMATION
Company Name
3-YR
CAGR
LTM 2011 2012
3-YR
CAGR
LTM 2011 2012
3-YR
AVG
LTM 2011 2012
Bird Construction Inc. (1)
3.8% 0.7% 7.4% NM   4.6% -54.4% -36.0% NM   8.1% 4.1% 4.2% 6.9%
Balfour Beatty plc
12.6 -0.3 6.0 2.1 46.5 -6.0 -9.8 3.4 3.6 4.1 3.8 3.8
Churchill Corp.
21.0 62.7 10.2 11.3 43.2 45.1 -15.0 40.6 7.5 6.8 5.5 6.9
Kier Group plc
-3.1 3.3 3.3 3.9 -8.5 24.6 24.6 7.7 3.5 3.7 3.7 3.8
Tutor Perini Corporation
-11.6 -29.2 17.2 22.6 9.9 -19.2 7.7 20.0 5.0 5.9 5.8 5.7
Mean 4.5% 7.4% 8.8% 10.0% 19.1% -2.0% -5.7% 18.0% 5.5% 4.9% 4.6% 5.4%
Median 3.8% 0.7% 7.4% 7.6% 9.9% -6.0% -9.8% 13.9% 5.0% 4.1% 4.2% 5.7%
Malkin Construction NA NA   40.4% 3.0% NA NA 78.4% 3.0% (0.9%) 1.4% 2.4% 2.4%
(1) Acquired H.J. O'Connell Ltd.  on  8/31/11, proforma LTM information not available for acquisition
LTM = Latest Twelve Months
CAGR = Compounded Annual Growth Rate
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
Source: Bloomberg, Capital IQ, SEC filings
REVENUE GROWTH EBITDA GROWTH EBITDA MARGIN

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Selected Public Company Analysis (continued)
Selected Public Company Analysis
($ in millions, except per share data)
COMPANY INFORMATION ENTERPRISE VALUE AS MULTIPLE OF
Company Name
Stock
Price
% of 52-
Wk High
Enterprise
Value
LTM
EBITDA
2011
EBITDA
2012
EBITDA
LTM
Revenue
2011
Revenue
Bird Construction Inc. (1)
$9.89 77.9% $289 NM  NM  3.7x 0.36x 0.32x
Balfour Beatty plc
4.07 72.7 2,100 3.6 3.6 3.5 0.15 0.14
Churchill Corp.
13.52 65.3 425 4.5 5.5 3.9 0.31 0.30
Kier Group plc
19.96 89.8 490 4.0 4.0 3.7 0.15 0.15
Tutor Perini Corporation
12.31 46.2 711 4.2 3.3 2.7 0.25 0.19
Mean 70.4% 803 4.1x 4.1x 3.5x 0.24x 0.22x
Median 72.7% 490 4.1x 3.8x 3.7x 0.25x 0.19x
LTM = Latest Twelve Months
Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Minority Interest) - (Cash & Equivalents)
EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization
Source: Bloomberg, Capital IQ, SEC filings
MARKET DATA

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Selected Public Company Analysis Conclusion
• Based on Duff & Phelps’ analysis, the range of value, as determined by the selected public company analysis, is $5.0 million to $6.0 million, with a midpoint of $5.5 million.
Selected Public Company Analysis Malkin Construction Corp.
Enterprise Valuation Multiples Valuation Summary
Metric
Public Company
Median
Selected Multiple
Range
Company
Performance
Enterprise Value Range
2011 EBITDA
3.3x - 5.5x 3.8x 3.5x - 4.5x $1,278,879 $4,476,075 - $5,754,953
2012 EBITDA
2.7x - 3.9x 3.7x 3.5x - 4.5x $1,317,245 $4,610,357 - $5,927,602
2011 Revenue
0.14x - 0.32x 0.19x 0.10x - 0.12x $53,566,220 $5,356,622 - $6,427,946
Concluded Enterprise Value Range $5,000,000 - $6,000,000
Public Company
Range

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Construction Corp.
Exchange Value Conclusion
• Based on Duff & Phelps’ analysis, the exchange value of Malkin Construction Corp. ranges from $5.3 million to $6.3 million, with a midpoint exchange value of $5.8 million.
Exchange Value Conclusion Malkin Construction Corp.
Low Mid High
Discounted Cash Flow Analysis $5,650,000 $6,050,000 $6,500,000
Selected Public Company Analysis 5,000,000 5,500,000 6,000,000
Enterprise Value Conclusion $5,325,000 $5,775,000 $6,250,000
Plus: Cash and Equivalents (1) 0 0 0
Less: Debt 0 0 0
Exchange Value $5,325,000 $5,775,000 $6,250,000
(1) All excess cash is assumed to be distributed to members.

Valuation Analysis of Malkin Properties 4.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Properties
Methodology
• Discounted Cash Flow Analysis – Income Approach
– Duff & Phelps considered financial projections as approved by Management for the fiscal years ending December 31, 2011-2020.
– Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows.
– Free cash flow is defined as cash generated by the business that is available to either reinvest or to distribute to security holders.
– Projected free cash flows are discounted to the present using a discount rate which reflects their relative risk.
– The discount rate is equivalent to the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles.
– Beyond the projection period, Duff & Phelps estimated the normalized terminal value by utilizing a perpetuity formula, a commonly accepted terminal value approach.
– Duff & Phelps based the terminal value on a normalized terminal year which reflects, among other things, the assumptions for long term growth,
EBITDA margin, capital expenditures, and investment in net working capital.

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Properties
Terminal Value Calculation
• Based on the projections provided by management, Duff & Phelps normalized the terminal free cash flow as shown in the table below.
Normalized Terminal Free Cash Flow
Management Fees $4,082,149
Leasing Fees (1) 896,004
Financing Fees (2) 698,447
Other Fees (3) 1,016,101
Total Revenue 6,692,700
Expenses (4) (5,820,882)
EBITDA 871,818
Depreciation 109,762
EBIT 981,581
Taxes (388,853)
NOPAT 592,728
Depreciation (109,762)
Capital Expenditures (115,539)
Change in New Working Capital (85,290)
Free Cash Flow $282,135
(1) Normalized based on the 10-yr average leasing fees as a % of management fees (21.9%).
(2) Normalized based on the 10-yr average financing fees as a % of management fees (17.1%).
(3) Normalized based on the 10-yr average other fees as a % of management fees (24.9%).
(4) Normalized based on the 10-yr average expenses as % of total revenue (85.9%).

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Properties
Discounted Cash Flow Analysis Summary
• Based on Duff & Phelps’ analysis, the range of value, as determined by the discounted cash flow analysis, is $4.0 million to $4.7 million, with a midpoint of $4.3 million.
Discounted Cash Flow Analysis Malkin Properties - MP, MCT, MNY
2011E 2012P 2013P 2014P 2015P 2016P 2017P 2018P 2019P 2020P 10-Yr CAGR
Revenue $6,046,805 $5,932,825 $6,356,710 $6,265,711 $5,657,604 $6,507,218 $10,353,011 $5,810,629 $6,043,934 $7,023,038 2.9%
   Growth NA (1.9%) 7.1% (1.4%) (9.7%) 15.0% 59.1% (43.9%) 4.0% 16.2%
EBITDA 1,378,192 894,148 1,175,725 938,148 179,065 944,046 4,407,881 (302,750) (243,522) 556,448 10-Yr Avg
   EBITDA Margin 22.8% 15.1% 18.5% 15.0% 3.2% 14.5% 42.6% (5.2%) (4.0%) 7.9% 13.0%
   EBITDA Growth NA (35.1%) 31.5% (20.2%) (80.9%) 427.2% 366.9% (106.9%) (19.6%) (328.5%)
7/31-12/31 Terminal
Earnings Before Interest and Taxes $1,813,644 $859,629 $1,125,908 $876,140 $107,174 $863,982 $4,320,902 ($395,722) ($341,822) $453,296 $981,581
Pro Forma Taxes @ 39.6% (718,475) (340,542) (446,028) (347,083) (42,457) (342,267) (1,711,725) 156,765 135,413 (179,573) (388,853)
Net Operating Profit After Tax 1,095,169 519,087 679,880 529,057 64,717 521,716 2,609,177 (238,957) (206,409) 273,723 592,728
Depreciation 7,526 34,519 49,817 62,008 71,891 80,064 86,979 92,972 98,300 103,153 (109,762)
Capital Expenditures (85,721) (95,710) (98,581) (101,538) (104,585) (107,722) (110,954) (114,282) (117,711) (121,242) (115,539)
(Increase) Decrease in Working Capital (15,908) 22,221 (87,385) (97,764) (86,737) (55,240) (86,961) (84,457) (37,610) (111,328) (85,290)
Free Cash Flow $1,001,066 $480,118 $543,731 $391,762 ($54,714) $438,818 $2,498,240 ($344,724) ($263,430) $144,305 $282,135
Terminal Growth Rate 3.00% 3.00% 3.00%
Weighted Average Cost of Capital 13.50% 12.50% 11.50%
Terminal Value $2,687,003 $2,969,846 $3,319,239
Present Value of Terminal Value 757,373 914,553 1,117,609
Present Value of Discrete Cash Flow 3,260,267 3,341,707 3,427,419
$4,000,000 $4,250,000 $4,550,000
Implied Enterprise Value Multiples
2011 EBITDA $1,378,192 2.9x 3.1x 3.3x
2012 EBITDA $894,148 4.5x 4.8x 5.1x
2011 Revenue $6,046,805 0.66x 0.70x 0.75x
Concluded Enterprise Value Range (Rounded)
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Valuation Analysis of Malkin Properties
Equity Value Conclusion
• Based on Duff & Phelps’ analysis, the exchange value of Malkin Properties ranges from $4.0 million to $4.6 million, with a midpoint exchange value of $4.3 million.
Exchange Value Conclusion Malkin Properties - MP, MCT, MNY
Low Mid High
Enterprise Value Conclusion $4,000,000 $4,250,000 $4,550,000
Plus: Cash and Equivalents (1) 0 0 0
Less: Debt 0 0 0
Exchange Value $4,000,000 $4,250,000 $4,550,000
(1) All excess cash is assumed to be distributed to members.

Assumptions, Qualifications and Limiting Conditions Appendix 1

Duff & Phelps - CONFIDENTIAL
Assumptions, Qualifications and Limiting Conditions
• In performing its analyses with respect to the Proposed Transaction, Duff & Phelps, with the Company’s consent:
– Relied upon the accuracy, completeness, and fair presentation of the Information, and all other information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Company management, and did not independently verify any of the Information or such information;
– Relied upon the fact that the Company has been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;
– Assumed that any estimates, evaluations, forecasts, projections, the Information, and the Investor allocation schedules furnished to Duff &
Phelps were reasonably prepared and based upon the best information currently available to, and the good faith judgment of, the person furnishing the same;
– Assumed that information supplied and representations made by Company management are substantially accurate regarding the Company and the Proposed Transaction;
– Assumed that the factual statements concerning the Partnerships and Properties made in the Solicitations do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;
– Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;
– Assumed that there has been no material change in the assets, financial condition, business, or prospects of the Partnerships, the Properties, the Company or the Management Companies since the date of the most recent financial statements and other information made available to
Duff & Phelps;
– Made no investigation of, and assumed no responsibility for, the legal description or for legal matters including title or encumbrances.  Title to the Properties is assumed to be good and marketable unless otherwise stated.  The Properties are further assumed to be free and clear of liens, easements, encroachments and other encumbrances unless otherwise stated, and all improvements are assumed to lie within property boundaries;
– Assumed that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, or national government or private entity or organization have been, or can readily be obtained, or renewed for any use on which the value estimates provided in this report are based;

Duff & Phelps - CONFIDENTIAL
Assumptions, Qualifications and Limiting Conditions
– Assumed full compliance with all applicable federal, state and local zoning, use, occupancy, environmental, and similar laws and regulations, unless otherwise stated;
– Assumed responsible ownership and competent property management;
– Assumed areas and dimensions of the Properties were obtained from sources believed to be reliable.  No independent surveys were conducted;
– Assumed there are no hidden or unapparent conditions of the Properties, subsoil, or structures that affect value.  No responsibility is assumed for such conditions or for arranging for engineering studies that may be required to discover them;
– No soil analysis or geological studies were ordered or made in conjunction with Duff & Phelps’ analysis, nor was an investigation made of any water, oil, gas, coal, or other subsurface mineral and use rights or conditions;
– Duff & Phelps was not engaged nor are we qualified to detect the existence of hazardous material, which may or may not be present on or near the Properties.  The presence of potentially hazardous substances may affect the value of the Properties.  The value estimate herein is predicated on the assumption that there is no such material on, in, or near the Property that would cause a loss in value.  No responsibility is assumed for any such conditions or for any expertise or engineering knowledge required to discover them;
– The Americans with Disabilities Act ("ADA") became effective January 26, 1992. Duff & Phelps has not made a specific compliance survey and analysis of the Properties to determine whether or not they are in conformity with the various detailed requirements of the ADA. It is possible that a compliance survey of the property along with a detailed study of ADA requirements could reveal that the property is not in compliance with the ADA.  If so, this would have a negative effect on the property value.  Duff & Phelps was not furnished with any compliance surveys or any other documents pertaining to this issue and therefore did not consider compliance or noncompliance with the ADA requirements when estimating the value of the property;
– Assumed that each of the Partnerships will consent to the Proposed Transaction, and that the REIT will acquire all of assets and liabilities of the
Partnerships, the Company, and the Management Companies (other than certain specified excluded assets);
– Assumed at the direction of the Company that, for the purposes of its analysis, the value of each form of Consideration (limited partnership interests in the operating partnership of the REIT, cash, or shares of Class A or Class B common stock in the REIT) is equivalent;
– Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Solicitations without any amendments thereto or any waivers of any terms or conditions thereof; and
– Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on the REIT, the Company, or the Management Companies.

Duff & Phelps - CONFIDENTIAL
Assumptions, Qualifications and Limiting Conditions
• To the extent that any of the foregoing assumptions or any of the facts on which this analysis is based prove to be untrue in any material respect, this analysis cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of its Opinion,
Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters many of which are beyond the control of any party involved in the Proposed Transaction.
• For purposes of its Opinion, the phrase “the allocation of the Consideration to the Investors in the Proposed Transaction is fair, from a financial point of view, to each of the Investors (without giving effect to any impact of the Proposed Transaction on any particular Investor other than in its capacity as a member of the Partnerships)” means that, as of the date hereof and in our judgment, the Consideration set forth on the Allocation
Schedule opposite each Investor’s name is the Consideration to which such Investor is entitled under the constituent documents of the
Partnerships as provided to Duff & Phelps by management of the Company.
• Duff & Phelps has prepared the valuation of the Properties, the Partnerships, the Company, and the Management Companies as of July 1, 2011
and assumes (i) no responsibility for changes in market conditions and (ii) no obligation to revise its analysis to reflect any such changes which occurred subsequent to July 1, 2011.  This Opinion is effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.
• Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of the Properties, the Company, or the Management Companies, or (ii)
advise the Company or any other party with respect to alternatives to the Proposed Transaction.
• Duff & Phelps is not expressing any opinion as to the market price or value of REIT, including the price at which the Class A common stock may trade at any time, or, except as set forth in the valuation analysis, any particular Property, the Company or the Management Companies, either before or after the completion of the Proposed Transaction or the IPO. Duff & Phelps Opinion is based on its valuation analyses of the Properties, the Partnerships, the Company, and the Management Companies as of June 30, 2011.
• Our analysis did not take into account (i) any potential incremental value attributable to the portfolio of assets taken as a whole after giving effect to the Proposed Transaction; and (ii) the effects of variations in aggregate values attributed to the portfolio assets after giving effect to the Proposed
Transaction on relative values of such portfolio assets.   This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice.  Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

Duff & Phelps - CONFIDENTIAL
Assumptions, Qualifications and Limiting Conditions
• This analysis is for the information of the Company, its officers, managers and members and the Partnerships in connection with their consideration of the Proposed Transaction and will be furnished to Investors in the Partnerships pursuant to the Solicitations and will be filed pursuant to the Form S-4 and may not be used for any other purpose without our prior written consent.  The basis and methodology for this
Opinion have been designed specifically for the express purposes of the Company, the Management Companies and the Partnerships and may
not translate to any other purposes.
• Duff & Phelps’ Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction, (ii) is not a recommendation as to how the Investors should vote or act with respect to any matters relating to the
Proposed Transaction, and (iii) does not address whether the Investors should elect to receive Class A common stock, limited partnership interests in the operating partnership, or cash, or whether to proceed with the Proposed Transaction or any related transaction.  The ultimate decision to participate in the Proposed Transaction or any related transaction must be made by each Partnership and will need to take into account factors unrelated to the financial analysis on which this Opinion is based.  This letter should not be construed as creating any fiduciary duty on the part of
Duff & Phelps to any party.

Property Value Allocation Waterfalls Appendix 2

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
112-122 West 34
th
Street
143,664,899             150,118,283
112 West 34th Street Company L.L.C. 143,664,899
Breakpoint 0
Net for override 143,664,899
Override to MH 7,183,245
Net to Investors $136,481,654
50%  LMH (master
partner)
23% of  PLM group
not subject to
override
27% of PLM group
subject to override
Allocation 68,240,827                31,390,780                36,850,047
Cumulative priority 0
Return of capital 1,080,000
Net for override 35,770,047
Override to Wien 16,560,207
Override to Wiessmann 1,324,817
To investors 68,240,827                31,390,780                18,965,023
112 West 34th Street Associates L.L.C. 150,118,283
Return of capital 4,500,000
Net for override 145,618,283
Override to MH 14,561,828
Net to Investors $135,556,455
Source: Provided by Company management

112 West 34 St. Waterfall
Amount to allocate for capital transaction $293,783,182
112 West 34th
Street Company
L.L.C.
112 West 34th
Street Associates
L.L.C.

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
1350 Broadway
Source: Provided by Company management

1350 Broadway Associates L.L.C. Waterfall
Amount to Allocate for Capital Transaction $145,057,081
DMB Group PLM Group
Allocation to group $72,528,541 $72,528,541
Return of capital 193,049
Net for override 72,335,492
Malkin Holdings override (20.0%) 14,467,098
Net to Investors $72,528,541 $58,061,442

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
1400 Broadway
1400 Broadway Associates L.L.C. Waterfall
Amount to allocate for capital transaction $257,903,429
AEM as agent for 2
groups PLM as agent LMH 1400 LLC
Split among groups Total 25% 50% 25%
Allocation to group $1,000,000 $175,000 $650,000 $175,000
300,000             150,000 0 150,000
650,000             162,500 325,000 162,500
Net subject to override 255,953,429
MH override 12,797,671
Balance allocated to investors 243,155,758     60,788,939                121,577,879             60,788,939
Total to investors $61,276,439 $122,552,879 $61,276,439
2nd override
20% of AEM 25% group $12,255,288
Threshold 400,000
Net for 2nd override 11,855,288
PLM Family 5 LLC 1,481,911
Morse 1,481,911
Net to investors of 20% group 9,291,466
80% of 25% group 49,021,152
Net to investors $58,312,617 $122,552,879 $61,276,439
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
501 Seventh Ave
501 Seventh Avenue Waterfall
Amount to Allocate for Capital Transaction $108,688,572
501 Seventh Avenue
Associates L.L.C.
Seventh & 37th Building
Associates L.L.C.
$52,625,499 $56,063,072
Source: Provided by Company management

501 Seventh Avenue Associates LLC $52,625,499
Breakpoint 0
Net for Override 52,625,499
Total Malkin Holdings override 5,262,550
Net to Investors $47,362,949
Seventh & 37th Building Associates $56,063,072
Return of capital for VC (3,600,000)
Net for override 52,463,072
Malkin Holdings override 5,246,307
Net to Investors $50,816,765

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
1359 Broadway
Marlboro Building Associates L.L.C. Waterfall
Amount to Allocate for Capital Transaction $142,870,166
Marlboro Building Associates LLC 142,870,166
Return of capital 3,590,222
Net for Override 139,279,944
MH Override (VC) 13,927,997
Net to Investors $128,942,169
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
One Grand Central Place
Source: Provided by Company management

60 East 42nd St. Associates L.L.C. Waterfall
Amount to Allocate for Capital Transaction $589,928,528
Lincoln Building
Associates L.L.C.
60 East 42nd St.
Associates L.L.C.
Total Allocation $286,921,306 $303,007,222
Lincoln Building Associates L.L.C. $286,921,306
Annual Breakpoint 0
Net for Override 286,921,306
MH Override 28,692,131
Net to Investors $258,229,176
60 East 42nd Street Associates L.L.C. $303,007,222
Threshold 980,000
Net for Override 302,027,222
MH Override 30,202,722
Net to Investors $272,804,500

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
Empire State Building
Source: Provided by Company management

Empire State Building Waterfall
Amount to allocate for capital transaction $2,399,217,867
Split Between ESBC and ESBA
Empire State
Building Co L.L.C.
Empire State
Building Associates
L.L.C.
$1,189,775,581 $1,209,442,285
Empire State Building Co L.L.C.
Master Partners (not
subject to any
override)
PLM Joint Venture
dtd
4-2-71
PLM Joint Venture
dtd
7-2-71
1273 Realty
Company (portion
subject to override)
1273 Realty
Company (portion not
subject to override)
Ownership % 76.25% 10.00% 5.00% 8.3125% 0.4375%
Allocation 907,203,881 118,977,558 59,488,779 98,900,095 5,205,268
Return of capital 1,800,000 900,000 1,496,250
Priority 0 0 0
Subject to override 117,177,558 58,588,779 97,403,845
Override 29,294,390 14,647,195
Override 53,572,115
Net to Investors $907,203,881 $89,683,169 $44,841,584 $45,327,980 $5,205,268
Empire State Building Associates L.L.C.
1,209,442,285
Return of Capital 33,000,000
Net for Override 1,176,442,285
MH Override (VC) 117,644,229
Net to Investors $1,091,798,057

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
250 West 57
th
Street
250 West 57th Waterfall
Amount to allocate for capital transaction $273,373,704
Fisk Building
Associates L.L.C.
250 West 57th
Street Associates
L.L.C.
$131,287,437 $142,086,267
Fisk Building Associates L.L.C.: $131,287,437
Breakpoint 0
Net for Override 131,287,437
MH Override 13,128,744
Net to investors $118,158,693
55% Group 45% Group
$64,987,281 $53,171,412
Unpaid priority 0
Return of capital 3,000,000
Net for override 50,171,412
MH override 2,508,571
Malkin Family 11,915,710
Morse Family 11,915,710
Net to Investors $64,987,281 $26,831,421
250 West 57th Street Associates L.L.C.:
$142,086,267
Return of capital 7,200,000
Net for override (VC) 134,886,267
MH override (VC) 13,488,627
Net to Investors $128,597,641
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
10 Bank Street & Gotham
1185 Gotham L.L.C. and 1185 Bank L.L.C. Waterfall
Gotham Equity Value $11,953,171
Bank Street Equity Value 10,063,663
Amount to Allocate for Capital Transaction $22,016,833
Class 1 LPs GP Class 2 LPs
98.006% 1.994% 0.000%
Remaining capital $24,882,698 $506,160 $0
Priority 1,118,218                  22,747                        0
Return of capital 20,459,681                416,188                     0
Remainder 0 0 0
Net to Investors $21,577,899 $438,935 $0
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
500 Mamaroneck Ave
Source: Provided by Company management

500 Mamaroneck Avenue L.P. Waterfall
Amount to Allocate for Capital Transaction $5,986,141
500 Mamaroneck
Avenue L.P. Viviane Paris, LLC
Allocation % 75.0% 25.0%
Allocation $ $4,489,605 $1,496,535
500 Mamaroneck Avenue L.P.:
Class A GP Class B
Remaining capital 13,500,000 136,364
Return of capital 4,444,709 44,896 0
Priority 0 0 0
Remainder 0 0 0
Total $4,444,709 $44,896 $0
Viviane Paris, LLC:
Viviane Paris, LLC Class B
Remaining capital 4,388,121 0
Return of capital 1,496,535 0
Priority 0 0
Priority 0 0
Remainder 0 0
Total $1,496,535 $0

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
383 Main Ave
Fairfield Merritview Limited Partnership Waterfall
Amount to Allocate for Capital Transaction $8,232,647
Class A GP Class B Override
Original Capital 8,800,000 89,000
Remaining Capital 0 0
Return of Capital 0 0
Priority @ 8.0% 0 0 0
Priority @ 12.0% 0 0 0 0
Remainder 4,042,233 74,094 3,293,056 823,265
Net to Investors $4,042,233 $74,094 $3,293,056 $823,265
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
100, 200 & 300 First Stamford Place
Source: Provided by Company management

100, 200 & 300 First Stamford Place Waterfall
Amount to allocate for capital transaction $13,257,187
First Stamford Place
SPE L.L.C.
Fairfax First Stamford
SPE L.L.C. / Merrifield
First Stamford SPE L.L.C.
Fairfax First Stamford
SPE L.L.C.
Merrifield First Stamford
SPE L.L.C.
Allocation 37.64% 62.36% 31.18% 31.18%
$4,832,916 $8,424,271 $4,212,136 $4,212,136
First Stamford Place SPE L.L.C.:
Class A & A2 Members Manager Member
Original capital $22,800,000 $230,303 $0
Remaining capital 0 0 0
Return of capital 0 0 0
Priority 0 0 0
Remainder 2,392,293 48,329 2,392,293
Total $2,392,293 $48,329 $2,392,293
Pool Share of Class B (20.0%) 478,459
Fairfax First Stamford SPE L.L.C.:
$4,212,136
Return of capital 0
Net for override 4,212,136
MH override 421,214
Net to Investors 3,790,922
Merrifield First Stamford SPE L.L.C.:
$4,212,136
45% 55%
Allocation $1,895,461.0 $2,316,674.6
Return of capital 0 0
Net 1,895,461 2,316,675
10% to MH (Assigned) 189,546 231,667
22.5% to PLMalkin Family 9 LLC 426,479 0
22.5% to EWM 426,479 0
Net to Investors $852,957 $2,085,007

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
10 Union Square
New York Union Square Retail L.P. Waterfall
Amount to Allocate for Capital Transaction $27,098,031
Class A GP Class B
Original capital $7,500,000 $75,758 $0
Remaining capital 0 0 0
Return of capital 0 0 0
Priority 0 0 0
Remainder 13,413,525 270,980 13,413,525
Net to Investors $13,413,525 $270,980 $13,413,525
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
Metro Center
One Station Place, Limited Partnership Waterfall
Amount to Allocate for Capital Transaction $36,970,060
GP Class A LP Class B LP
1.000% 9.000% 90.000%
Net to Investors $369,701 $3,327,305 $33,273,054
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
103-107 Main Street
Westport Main Street Retail L.L.C. Waterfall
Amount to Allocate for Capital Transaction $4,925,541
Class A GP Class B
Original Capital $9,119,000 $92,111 $0
Remaining Capital 9,119,000 92,111 0
Priority 1 805,485 8,136 0
Return of Capital 4,070,801 41,119 0
Remainder 0 0 0
Net to Investors $4,876,286 $49,255 $0
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
66-99 Main Street
Soundview Plaza Associates II L.L.C. Waterfall
Amount to Allocate for Capital Transaction $15,375,300
Malkin Co-Investor
Capital L.P. Peter L. Malkin
New Soundview
Plaza Associates,
Limited Partnership
Ownership % Split 52.900% 24.154% 22.946%
Ownership $ Split 8,133,534 3,713,727                 3,528,039
Malkin Co-Investor Capital L.P.: Class A GP Class B
Original capital $13,850,000 $139,899 $0
Remaining capital 13,850,000                139,899                     0
Priority 1 2,575,057                  26,011                        0
Return of capital 5,477,142                  55,325                        0
Priority 2 0 0 0
Remainder 0 0 0
Net to Investors $8,052,199 $81,335 $0
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
77 West 55
th
Street
East West Manhattan Retail Portfolio L.P. Waterfall
Amount to Allocate for Capital Transaction $26,582,583
Class A GP Class B
Original Capital $9,900,000 $100,000 $0
Remaining Capital 0 0 0
Return of Capital 0 0 0
Priority 0 0 0
Remainder 13,158,378 265,826 13,158,378
Net to Investors $13,158,378 $265,826 $13,158,378
Source: Provided by Company management

Duff & Phelps - CONFIDENTIAL
Property Value Allocation Waterfalls
B.B.S.F., L.L.C.
B.B.S.F., L.L.C. Waterfall
Amount to Allocate for Capital Transaction $14,600,000
ARSA Associates
PLM Family 2000
LLC
Allocation % 47.368% 52.632%
Allocation $ $6,915,786 $7,684,214
ARSA Associates:
PLM Family 2000 LL Anthony E. Malikn
73.6111% 26.3889%
Remaining capital $17,249,958 $0
Return of capital 6,915,786 0
Priority 0 0
Remainder 0 0
Total $6,915,786 $0
Source: Provided by Company management

Detailed Exchange Value Summary Appendix 3

Detailed Exchange Value Summary

Property	Legal Entity	Investor Class	Exchange Value	Allocation
112-122 West 34th Street	112 West 34th Street Company L.L.C.	50% LMH (master partner)	$68,240,827	1.5%
	112 West 34th Street Company L.L.C.	23% of PLM group not subject to override	$31,390,780	0.7%
	112 West 34th Street Company L.L.C.	27% of PLM group subject to override	$18,965,023	0.4%
	112 West 34th Street Company L.L.C.	Wien - Override	$16,560,207	0.4%
	112 West 34th Street Company L.L.C.	Wiessmann - Override	$1,324,817	0.0%
	112 West 34th Street Company L.L.C.	Malkin Holdings LLC - Override	$7,183,245	0.2%
	112 West 34th Street Associates L.L.C.	112 West 34th Street Associates L.L.C.	$133,547,660	2.9%
	112 West 34th Street Associates L.L.C.	Malkin Holdings LLC - Override	$16,570,623	0.4%
1333 Broadway	1333 Broadway Associates L.L.C.	Participants	$136,432,404	3.0%
1350 Broadway	1350 Broadway Associates L.L.C.	Peter L. Malkin - 50% Group	$58,061,442	1.3%
	1350 Broadway Associates L.L.C.	Malkin Holdings LLC - Override	$14,467,098	0.3%
	1350 Broadway Associates L.L.C.	David M. Baldwin - 50% Group	$72,528,541	1.6%
1400 Broadway	1400 Broadway Associates L.L.C.	Participants - 25% Group	$58,312,617	1.3%
	1400 Broadway Associates L.L.C.	Participants - 50% Group	$122,552,879	2.7%
	1400 Broadway Associates L.L.C.	LMH 1400 LLC	$61,276,439	1.4%
	1400 Broadway Associates L.L.C.	Malkin Holdings LLC - Override	$12,797,671	0.3%
	1400 Broadway Associates L.L.C.	Peter L. Malkin Family 5 LLC - Override	$1,481,911	0.0%
	1400 Broadway Associates L.L.C.	Enid Morse - Override	$1,481,911	0.0%
501 Seventh Avenue	Seventh & 37th Building Associates L.L.C.	Participants	$50,816,765	1.1%
	Seventh & 37th Building Associates L.L.C.	Malkin Holdings LLC - Override	$5,246,307	0.1%
	501 Seventh Avenue Associates L.L.C.	Member	$47,362,949	1.0%
	501 Seventh Avenue Associates L.L.C.	Malkin Holdings LLC - Override	$5,262,550	0.1%
1359 Broadway	Marlboro Building Associates L.L.C.	Members and Participants	$128,942,169	2.8%
	Marlboro Building Associates L.L.C.	Malkin Holdings LLC - Override	$13,927,997	0.3%
One Grand Central Place	60 East 42nd St. Associates L.L.C.	Participants	$272,804,500	6.0%
	60 East 42nd St. Associates L.L.C.	Malkin Holdings LLC - Override	$30,202,722	0.7%
	Lincoln Building Associates L.L.C.	Members	$258,229,176	5.7%
	Lincoln Building Associates L.L.C.	Malkin Holdings LLC - Override	$28,692,131	0.6%
Empire State Building	Empire State Building Co L.L.C.	Members	$907,203,881	20.0%
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Participants	$89,683,169	2.0%
	Empire State Building Co L.L.C.	PLM 4-2-71 JV, 10% Override	$29,294,390	0.6%
	Empire State Building Co L.L.C.	PLM 7-2-71 JV, 5% Participants	$44,841,584	1.0%
	Empire State Building Co L.L.C.	PLM 7-2-71 JV, 5% Override	$14,647,195	0.3%
	Empire State Building Co L.L.C.	1273 Realty Company Participants	$49,992,713	1.1%
	Empire State Building Co L.L.C.	1273 Realty Company - Override	$43,831,730	1.0%
	Empire State Building Co L.L.C.	Malkin Holdings LLC - Override	$10,280,920	0.2%
	Empire State Building Associates L.L.C.	Participants	$1,091,798,057	24.1%
	Empire State Building Associates L.L.C.	Malkin Holdings LLC - Override	$117,644,229	2.6%
250 West 57th Street	250 West 57th Street Associates L.L.C.	Participants	$128,597,641	2.8%
	250 West 57th Street Associates L.L.C.	Malkin Holdings LLC - Override	$13,488,627	0.3%
	Fisk Building Associates L.L.C.	Participants - 45% Group	$26,831,421	0.6%
	Fisk Building Associates L.L.C.	Members	$64,987,281	1.4%
	Fisk Building Associates L.L.C.	IW Morose - Override	$11,915,710	0.3%
	Fisk Building Associates L.L.C.	Malkin Family - Override	$11,915,710	0.3%
	Fisk Building Associates L.L.C.	Malkin Holdings LLC - Override	$15,637,314	0.3%
10 Bank Street	1185 Bank L.L.C.	General Partner	$200,632	0.0%
	1185 Bank L.L.C.	Class 2 LP	$0	0.0%
	1185 Bank L.L.C.	Class 1 LP	$9,863,030	0.2%
500 Mamaroneck Ave	Malkin 500 Mamaroneck Avenue L.P.	Class A LPs	$4,444,709	0.1%
	Malkin 500 Mamaroneck Avenue L.P.	Class B LPs	$0	0.0%
	Malkin 500 Mamaroneck Avenue L.P.	General Partner	$44,896	0.0%
	Viviane Paris, LLC	Viviane Paris, LLC	$1,496,535	0.0%
	Viviane Paris, LLC	Class B LP	$0	0.0%
383 Main Ave	Fairfield Merritview SPE L.L.C.	General Partner	$74,094	0.0%
	Fairfield Merritview SPE L.L.C.	Class A LP	$4,042,233	0.1%
	Fairfield Merritview SPE L.L.C.	Class B LP	$3,293,056	0.1%
	Fairfield Merritview SPE L.L.C.	Override	$823,265	0.0%
100, 200 & 300 First Stamford Place	First Stamford Place SPE L.L.C.	Class A & A2 Members	$2,392,293	0.1%
	First Stamford Place SPE L.L.C.	Manager	$48,329	0.0%
	First Stamford Place SPE L.L.C.	Class B	$2,392,293	0.1%
	Fairfax First Stamford SPE L.L.C.	Fairfax First Stamford SPE L.L.C.	$3,790,922	0.1%
	Fairfax First Stamford SPE L.L.C.	Malkin Holdings LLC - Override	$421,214	0.0%
	Merrifield First Stamford SPE L.L.C.	55% Members	$2,085,007	0.0%
	Merrifield First Stamford SPE L.L.C.	45% Members	$852,957	0.0%
	Merrifield First Stamford SPE L.L.C.	Malkin Holdings LLC - Override (Assigned)	$421,214	0.0%
	Merrifield First Stamford SPE L.L.C.	PLMalkin Family 9 LLC - Override	$426,479	0.0%
	Merrifield First Stamford SPE L.L.C.	Enid Morse - Override	$426,479	0.0%
10 Union Square	New York Union Square Retail L.P.	General Partner	$270,980	0.0%
	New York Union Square Retail L.P.	Class A LPs	$13,413,525	0.3%
	New York Union Square Retail L.P.	Class B LP	$13,413,525	0.3%
Metro Center	One Station Place, Limited Partnership	General Partner	$369,701	0.0%
	One Station Place, Limited Partnership	Class A LP	$3,327,305	0.1%
	One Station Place, Limited Partnership	Class B LPs	$33,273,054	0.7%
103-107 Main Street	Westport Main Street Retail L.L.C.	Manager	$49,255	0.0%
	Westport Main Street Retail L.L.C.	Class A Members	$4,876,286	0.1%
	Westport Main Street Retail L.L.C.	Class B Member	$0	0.0%
66-99 Main Street	Malkin Co-Investor Capital L.P.	General Partner	$81,335	0.0%
	Malkin Co-Investor Capital L.P.	Class A LPs	$8,052,199	0.2%
	Malkin Co-Investor Capital L.P.	Class B LPs	$0	0.0%
	Peter L. Malkin	Peter L. Malkin	$3,713,727	0.1%
	New Soundview Plaza Associates, Limited Partnership	LP	$3,528,039	0.1%
77 West 55th Street	Malkin East West Retail Portfolio L.P.	General Partner	$265,826	0.0%
	Malkin East West Retail Portfolio L.P.	Class A LPs	$13,158,378	0.3%
	Malkin East West Retail Portfolio L.P.	Class B LP	$13,158,378	0.3%
170 East 8th Street	1185 Gotham L.L.C.	General Partner	$238,302	0.0%
	1185 Gotham L.L.C.	Class 1 LP	$11,714,868	0.3%
	1185 Gotham L.L.C.	Class 2 LP	$0	0.0%
B.B.S.F., L.L.C.	ARSA Associates	PLM Family 2000 LLC	$6,915,786	0.2%
	ARSA Associates	Anthony E. Malkin	$0	0.0%
	PLM Family 2000 LLC	PLM Family 2000 LLC	$7,684,214	0.2%
Malkin Holdings, LLC (Ex Overrides)			$5,896,278	0.1%
Malkin Properties			$4,250,000	0.1%
Malkin Construction Corp.			$5,775,000	0.1%
Total Exchange Value			$4,538,220,534

Duff & Phelps - CONFIDENTIAL